[ FRONT COVER ]

                    [ WOODWARD FUNDS LOGO ART AND LOGOTYPE ]

                               -----------------
                                 Annual Report
                               December 31, 1995
                               -----------------

                           Woodward Growth/Value Fund
                           Woodward Opportunity Fund
                         Woodward Intrinsic Value Fund
                          Woodward Capital Growth Fund
                             Woodward Balanced Fund

                               Investment Adviser

                              [ NBD BANK LOGOTYPE ]

                           24 Hour yield information:
                        Purchase and Redemption orders:
                                 (800) 688-3350

To Our Woodward Shareholders:

      The fourth quarter of 1995 provided strong results in the equity and bond markets with total returns of 6 percent for the Standard and Poor's (S&P) and 4.3 percent for the Lehman Aggregate Bond Index. These results capped an exceptional year which provided total returns of 37.5 percent for the S&P,
31.7 percent for the Russell 2500 (a proxy for smaller companies) and 18.5 percent for the Lehman Aggregate Bond Index. Foreign markets, as measured by the EAFE Index, provided good absolute returns of 11.2 percent, but failed to keep up with the exceptional U.S. market. In fact, S&P 500 results were the third highest since 1948 and the highest since 1958; the overall bond results were also the third highest, in this case since the mid 1970s.

      The Woodward money market funds had an excellent year with all funds finishing in the top quartile of their respective IBC/Donoghue's peer groups. The funds maintained their exceptional credit quality throughout the year and profited from a strategy of maintaining slightly longer-weighted average maturities as compared to their peer groups.

      The Woodward bond funds again exceeded their respective benchmarks in the fourth quarter, providing exceptional 1995 results. The Bond Fund generated a total return of 23.8 percent, while the Intermediate Bond Fund provided results of 19.5 percent. The two funds ranked at the top of their respective fund categories for the year. The Short Bond Fund provided a total return of 10.1 percent, modestly below its benchmark but well above cash alternatives.

      The Woodward equity funds had a solid fourth quarter with a number of the funds exceeding their peer groups. Generally, the results for the Woodward equity funds for the year provided very high absolute results; they moderately lagged peer managers and came up somewhat short of the broader indices. The Woodward Growth/Value, Capital Growth and International Equity funds had good fourth quarters. This helped the Growth/Value and Capital Growth Funds close the gap with their peers for the year, while the International Equity Fund provided good comparative returns on an annual basis. The Opportunity and Intrinsic Value Funds lagged their respective benchmarks for the quarter and the year. We look to 1996 to improve relative equity performance which, coupled with our strong bond results, should provide our clients continued success with their investments.

      During the year, NBD Bancorp, Inc. merged with First Chicago Corporation. We were pleased that the investment management effort of the joint organization has been identified as a primary business of the Bank and that substantial resources have been allocated to the business. We look forward to melding the two organization's considerable strengths and providing our clients with a measurably enhanced research and fund management group.

      Thank you for your continued support and we hope you find this report useful and informative.

                                                   Sincerely,
                                                   /s/ Earl I. Heenan
                                                   ------------------
                                                   Earl I. Heenan, Jr.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                           WOODWARD GROWTH/VALUE FUND

Objective:

      The Woodward Growth/Value Fund (the "Fund") seeks to achieve long-term capital appreciation and, secondarily, to produce current income approximating that prevailing within the general equity market. The Fund strives to purchase issues, primarily of larger domestic companies, that have superior growth potential and are judged mispriced by the market. The Fund is broadly diversified and has market risk similar to the S&P 500.

Performance Highlights:

      The stock market ended 1995 with its third best year since 1948 and its best year since 1958 as measured by the S&P 500 Index's 37.5% return. Mutual funds mirrored this rise, but at a more modest rate. The average diversified U.S. stock fund returned 31.1% for the year, as measured by Lipper Analytical Services. The dichotomy between the S&P Index return and the Lipper 31.1% return and the Growth/Value Fund's 28.0% return (without sales charge) primarily reflected two points. First, in contrast to most mutual funds, the S&P 500 Index is a cashless portfolio dominated by companies averaging over $30 billion in market capitalization. Second, during 1995, the S&P return was dominated by the finance, technology and healthcare sectors. To have generated larger returns, the Growth/Value Fund would have been forced to unduly concentrate, thereby incurring unacceptable levels of risk. Net, the Fund's 28.0% return for 1995 was nearly three times the stock market's historic annual average return. It was a very good year to be a common stock investor.

      As the technology sector continued to weaken during the fourth quarter and the market breadth widened, the Growth/Value Fund continued the performance rebound begun during the third quarter. The Fund recorded a 5.7% return for the final quarter of 1995, within three-tenths of one percent of the S&P return of 6.0%. This was good progress when compared to other mutual funds. Lipper classifies the Growth/Value Fund as a "Growth and Income" fund. The average fourth quarter return for Lipper Growth and Income funds was 4.5%. The average diversified U.S. stock fund recorded a 3.1% return for the period. If sector and foreign funds are included, the average stock fund return was 2.5%.

      During the year, the net asset value of the Fund advanced from $10.67 to $13.16. Distributions from net investment income totaled $0.22 per share and capital gains distributed were $0.26 per share. Turnover during the year was moderate at approximately 27%. Cash was reduced from 12.8% to 3.3% during the year. The Fund will remain as fully invested in stocks as practicable. Cash will not be used for market timing or asset allocation purposes.

      As measured from virtually any historical perspective, the Fund provided a very large absolute return during 1995. In addition, as the year proceeded and the market became more broad based, the Fund's relative performance advanced versus the market and similar funds. Although it is impossible to predict whether 1996 will provide common stock investors with another year of historically high returns, we are confident the Fund's balance provides the appropriate mix of risk versus return for a long-term core equity investment.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                     WOODWARD GROWTH/VALUE FUND (Continued)

                       Growth of $10,000 Invested in the
                       Woodward Growth/Value Fund and the
                          Standard & Poor's 500 Index

                                  [ GRAPH ]

               6/91     12/91      6/92     12/92      6/93     12/93      6/94     12/94      6/95     12/95
            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Fund  (1)   $ 9,500   $ 9,507   $ 9,760   $10,446   $11,124   $11,886   $11,822   $11,951   $13,546   $15,300
Fund  (2)   $10,000   $10,000   $10,274   $11,000   $11,709   $12,512   $12,445   $12,580   $14,259   $16,105
Index (3)   $10,000   $10,901   $10,830   $11,736   $12,313   $12,924   $12,483   $13,094   $15,721   $17,991

(1) Includes maximum sales charge of 5.0%.
(2) Excludes maximum sales charge of 5.0%.
(3) Excludes expenses.
(4) Maximum sales charge of 5.0% commenced 10-1-94. A Shareholder investment at the original offer price (4.5% sales charge) is currently valued at $15,381.

                                                     Since
    Average Annual Total Return          One       Inception
          Through 12/31/95               Year       (6/1/91)
   ---------------------------           ----      ---------
Woodward Growth/Value Fund               21.6%         9.7% (1)
(with maximum 5.0% sales charge)
Woodward Growth/Value Fund               28.0%        10.9%
(without sales charge)
S&P 500 Index*                           37.5%        13.7%

* A broad-based, unmanaged equity index comprised of larger U.S. publicly traded corporations.

(1) Return for shareholders who invested at the original offer price (4.5% sales charge) was 9.8%.

Past performance is not predictive of future performance.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                           WOODWARD OPPORTUNITY FUND

Objective:

      The Woodward Opportunity Fund (the "Fund") maintains a portfolio of stocks of smaller to mid-sized companies. The Fund's objective is to achieve long-term capital appreciation and, secondarily, to maintain a moderate level of dividend income. The Fund concentrates on quality companies with above average growth potential and superior returns on investment.

Performance Highlights:

      During the Fund's fiscal year ended December 31, 1995, small to mid-capitalization company stocks returned 31.7% as measured by the Russell 2500 index. This compares to the 37.5% return for the large capitalization oriented Standard and Poor's 500 Index. This marks the second consecutive year that small-cap stocks have lagged their large-capitalization counterparts.

      The Opportunity Fund returned 19.9% (without the sales charge) in 1995. During the year the net asset value of the Fund increased from $13.34 to $15.15. Distributions from net investment income were $.06 per share and long-term capital gain distributions were $.76 per share. While the absolute return for the Fund was strong, it lagged behind the Russell 2500 Index, which is an unmanaged, broad based index of small to intermediate capitalization equities. The Index has similar market capitalization characteristics as the Fund but is not subject to the expenses of a mutual fund.

      The Fund's performance relative to the Russell 2500 was primarily the result of two factors: 1) a market environment that favored high growth, momentum oriented investment styles; and 2) a narrow market with only the technology and financial services sectors outperforming the overall index. As a result of the Woodward Opportunity Fund's emphasis on companies exhibiting above average growth with reasonable valuations and the desire to keep the portfolio broadly diversified, the Fund has typically lagged in the type of market environment experienced in 1995.

      Over the very long-term, small capitalization stocks have provided returns superior to their large capitalization counterparts, but with more volatility. The Fund employs a conservative approach intended to provide exposure to small capitalization stocks while dampening the volatility inherent in this sector of the market. This is done by: 1) focusing on high quality companies with above average growth prospects; 2) utilizing a disciplined valuation approach; and 3) being well diversified among various market sectors. We believe this strategy has produced favorable performance in a variety of market environments, and we are optimistic our approach will prove rewarding over the long-term.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                     WOODWARD OPPORTUNITY FUND (Continued)

                   Growth of $10,000 Invested in the Woodward
                 Opportunity Fund and the Standard & Poor's 500
                       and the Russell 2500 Stock Indices

                                  [ GRAPH ]


                      6/91     12/91      6/92     12/92      6/93     12/93      6/94     12/94      6/95     12/95
                   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Fund (1)           $ 9,500   $ 9,997   $10,257   $12,452   $13,714   $15,442   $14,703   $14,937   $16,896   $17,889
Fund (2)           $10,000   $10,523   $10,716   $13,108   $14,435   $16,254   $15,477   $15,723   $17,786   $18,830
S&P 500 (3)        $10,000   $10,901   $10,830   $11,736   $12,313   $12,924   $12,483   $13,094   $15,721   $17,991
Russell 2500 (3)   $10,000   $11,204   $11,153   $13,017   $13,920   $15,170   $14,317   $15,026   $17,574   $19,787

(1) Includes maximum sales charge of 5.0%.
(2) Excludes maximum sales charge of 5.0%.
(3) Excludes expenses.
(4) Maximum sales charge of 5.0% commenced 10-1-94. A Shareholder investment at the original offer price (4.5% sales charge) is currently valued at $17,983.

                                               Since
  Average Annual Total Return       One      Inception
       Through 12/31/95            Year       (6/1/91)
  ---------------------------      ----      --------
Woodward Opportunity Fund          13.9%        13.5%(1)
(with maximum 5.0%
sales charge)
Woodward Opportunity Fund          19.9%        14.8%
(without sales charge)
S&P 500 Index*                     37.5%        13.7%
Russell 2500 Index                 31.7%        16.1%

* A broad-based, unmanaged equity index comprised of larger U.S. publicly traded corporations.

(1) Return for shareholders who invested at the original offer price (4.5% sales charge) was 13.7%.

Past performance is not predictive of future performance.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                         WOODWARD INTRINSIC VALUE FUND

Objective:

      The Woodward Intrinsic Value Fund (the "Fund") seeks to provide long-term capital growth, with income a secondary consideration, by investing primarily in equity securities of companies believed to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market. Equities purchased are often deemed to be overlooked and out of favor by the marketplace. In general, the Fund's investments are diversified among industry groups to reduce certain of the risks inherent in common stock investments.

Performance Highlights:

      Our 1995 results were both gratifying and disappointing. The Fund's overall performance depends on how we compare it. In absolute terms we earned a solid 24.4% return, the best year in our history as a mutual fund. Net asset value increased from $10.48 to $11.89 per share, while dividend and capital gain distributions totaled $0.30 and $0.82 per share, respectively. However, compared to the S&P 500 Index we lagged considerably. Last year this market benchmark posted a stunning 37.5% advance, fueled by a surge in a narrow group of large capitalization stocks. We hope our investors will keep in mind that 1995 is only one lap in a very long race and that our more conservative portfolio will typically lag in such a "hot" market environment.

      What was successful for us in 1995 and what wasn't? Our best results were in the finance sector, driven by lower interest rates and a merger mania among banks. Our holdings in Loews, Federal National Mortgage, Old Republic, and Allmerica Property & Casualty all rose over 60 percent last year. Another hot area was in consumer non-durables, but specifically in larger capitalization food and drug companies like Philip Morris, Bristol Myers, American Home Products, and Anheuser Busch. Returns here were in the 35%-65% range. Concerns about a slowing economy are once again making these "defensive" stocks attractive to investors. We note, however, that they are also getting very expensive (just as in 1990-91) and we are continuing to take profits. An area of disappointment was clearly in retail related sectors, where consumer spending remained weak and margins were tight. On average, these stocks produced only modest returns for us. Our lack of "hot" technology stocks also hurt performance. However, we don't think our longer-term results will suffer from having missed this buying frenzy. In addition, our smaller capitalization stocks as a group were not as popular as the larger ones, despite fundamentals which generally met our expectations. This was especially true in the finance sector with stocks like Financial Security Assurance, Fund American, and Home Beneficial. Some of these lesser known stocks did not catch investor attention during this year's buying stampede, but we're confident they're attractive enough to eventually turn investors' heads.

      How was the fundamental progress of the companies in our portfolio? In general, we think it was good. Less than a third of our holdings did not live up to our expectations. Examples last year include Handleman, Reebok, Angelica, and Ashland Coal. However, we realize that mistakes are inevitable in a portfolio with about 50 stocks. Our experience indicates that if we keep our mistakes to less than a third of our portfolio, our longer-term results will be fine. During the year we sold some of our poorly performing investments but did not sell others because we continued to believe the longer-term outlook was positive.

      Finally, how does the market look today? Last year we thought it was expensive. This year it's even more expensive. Many investors continue to pour money into the market and buy just about any stock at any price. Why? Because they think stocks go nowhere but up. However, we think investors lacking discipline will eventually get an eye-opening lesson in the risk/return characteristics of such an approach. Sensibly priced stocks continue to be more and more difficult to find but we'll continue to search for them and maintain a longer-term focus with a strong valuation discipline -- just as we have always done. Thanks for your continued confidence.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                   WOODWARD INTRINSIC VALUE FUND (Continued)

                       Growth of $10,000 Invested in the
                     Woodward Intrinsic Value Fund and the
                          Standard & Poor's 500 Index

                                  [ GRAPH ]

               6/91     12/91      6/92     12/92      6/93     12/93      6/94     12/94      6/95     12/95
            -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Fund  (1)   $ 9,500   $ 9,644   $10,230   $11,048   $11,804   $12,673   $12,282   $12,597   $14,383   $15,668
Fund  (2)   $10,000   $10,152   $10,769   $11,629   $12,425   $13,340   $12,929   $13,260   $15,145   $16,492
Index (3)   $10,000   $10,901   $10,830   $11,736   $12,313   $12,924   $12,483   $13,094   $15,721   $17,991

(1) Includes maximum sales charge of 5.0%.
(2) Excludes maximum sales charge of 5.0%.
(3) Excludes expenses.
(4) Maximum sales charge of 5.0% commenced 10-1-94. A Shareholder investment at the original offer price (4.5% sales charge) is currently valued at $15,750.

                                                Since
   Average Annual Total Return        One     Inception
         Through 12/31/95             Year     (6/1/91)
   ---------------------------        ----    ---------
Woodward Intrinsic Value Fund         18.2%      10.3% (1)
(with maximum 5.0% sales charge)
Woodward Intrinsic Value Fund         24.4%      11.5%
(without sales charge)
S&P 500 Index*                        37.5%      13.7%

* A broad-based, unmanaged equity index comprised of larger U.S. publicly traded corporations.

(1) Return for shareholders who invested at the original offer price (4.5% sales charge) was 10.4%.

Past performance is not predictive of future performance.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                          WOODWARD CAPITAL GROWTH FUND

Objective:

      The Woodward Capital Growth Fund commenced operations at the close of business on July 1, 1994. It invests in common stocks of primarily domestic companies with prospects for superior, sustainable annual earnings growth, ideally supported by strong, unit-driven revenue growth and margin expansion as well as conservative financial leverage. The Fund is intended for the investor whose principal objective is long-term capital appreciation and, at the same time, is tolerant of variable dividend income. The portfolio is managed with an average risk profile by investing in larger, better managed companies having above average historical earnings growth and consistency. The Fund is expected to outperform the broad market and the average of similarly managed portfolios over time.

Performance Highlights:

      During 1995, the net asset value of the Fund advanced from $10.44 to $13.26. Distributions from net investment income totaled $0.08 per share and realized gain distributions were $0.11 per share. Turnover during the year was very low at 7%, but this is a distorted number because strong cash inflows throughout the year allowed repositioning of individual stocks within the Fund as necessary.

      For all of 1995, the Fund returned 28.9% (excluding the sales charge). Although this represents an acceptable absolute return in its own right, the Fund lagged its benchmarks for the year as a whole: the S&P 500 total return, which is not impacted by transaction or management fees, was 37.5%, the median gross return for a broad universe of Fund managers was 33.9%, and the average return for a universe of growth managers was 30.8%, net of fees, as reported by Lipper Analytical Services. So while the Capital Growth Fund participated in the third best market rally since 1948, it is noteworthy that its best relative returns came in the first and fourth quarters when the market had broadened, and its worst performance occurred in narrow leadership markets in the second and third quarters. It is the intent of Fund management to run this as a broadly diversified equity product, with the expectation to do well in markets not defined by narrow leadership.

      The year as a whole proved to be a difficult climate in which to excel for broadly diversified, longer term oriented funds such as the Capital Growth Fund. Notwithstanding the very near-term horizon, affected by modest but slowing economic growth, a stabilization in growth expectations, and increasingly difficult earnings comparisons in the operationally levered cyclical industries, the outlook for equities is positive. Supportive forces for the equity market include both a monetary policy with sufficient room for easing due to the absence of visible inflationary pressures, and record levels of free cash flow generation. Investing in high quality stocks is more relevant now than has been the case all year, and we remain enthused about growth investing in general and the prospects for the Woodward Capital Growth Fund, in particular, as we focus on companies with superior, top-line driven growth opportunities.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                    WOODWARD CAPITAL GROWTH FUND (Continued)

                       Growth of $10,000 Invested in the
                      Woodward Capital Growth Fund and the
                          Standard & Poor's 500 Index


                                   [ GRAPH ]

               6/94     12/94      6/95     12/95
            -------   -------   -------   -------
Fund  (1)   $ 9,500   $ 9,958   $11,618   $12,836
Fund  (2)   $10,000   $10,481   $12,229   $13,511
Index (3)   $10,000   $10,442   $12,550   $14,362

(1) Includes maximum sales charge of 5.0%.
(2) Excludes maximum sales charge of 5.0%.
(3) Excludes expenses.
(4) Maximum sales charge of 5.0% commenced 10-1-94. A Shareholder investment at the original offer price (4.5% sales charge) is currently valued at $12,903.

                                                Since
   Average Annual Total Return        One     Inception
         Through 12/31/95             Year     (7/1/94)
  ----------------------------        ----    ---------
Woodward Capital Growth Fund          22.5%    18.1%(1)
(with maximum 5.0% sales charge)
Woodward Capital Growth Fund          28.9%    22.2%
(without sales charge)
S&P 500 Index*                        37.5%    27.3%

* A broad-based, unmanaged equity index comprised of larger U.S. publicly traded corporations.

(1) Return for shareholders who invested at the original offer price (4.5% sales charge) was 18.5%

Past performance is not predictive of future performance.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                             WOODWARD BALANCED FUND

Objective:

      The Woodward Balanced Fund maintains a portfolio of equities, fixed income and cash equivalent securities. The Fund's objective is to achieve a long-term total return through a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective through active management of the relative weights of stocks, bonds and cash equivalents and by superior securities selection within each of these major asset groups.

Performance Highlights:

      During the year ended December 31, 1995, the fund's asset allocation between stocks and bonds remained relatively constant at approximately 53 percent stocks and 38 percent bonds. Cash equivalents rose slightly from 6 percent to 9 percent as we reduced our exposure slightly to stocks and bonds.

      Dividends paid in 1995 were $0.466 per share. The short and long term capital gains distributions were .055 and .064 per share, respectively. During the year, net asset value moved from its initial price of $9.53 to $11.24. The Woodward Balanced Fund provided a 23.2 percent return (without sales charge) for 1995. The Lipper Balanced Fund Index net of fee returns for 12 months ending December 31, 1995 was 25.2 percent. Despite the fourth quarter relative out performance, the strong equity performance throughout 1995 caused us to lag the index for the year. The blended return of the S&P 500 and the Lehman Aggregate Bond Index generated a one-year return of 29.7 percent. This synthetic blend of indices has similar asset allocation characteristics but is not subject to expenses of a mutual fund.

      The stock market ended 1995 with its third best year since 1948 as measured by the S&P 500 Index's 37.5 percent return. The year ended December 31, 1995 with our equity portfolio providing an attractive absolute annual return from virtually any historical perspective. In addition, as the year proceeded and the market became more broad based, our relative performance advanced versus the market and similar funds. The dichotomy between the S&P 500 Index return and the equity portion of our return can be explained in large part due to the continued surge in a narrow group of large capitalization stocks. Namely, the market was dominated by finance, technology and healthcare companies averaging over $30 billion in market capitalization. The risk profile associated with beating the index would require a level of concentration that would violate our discipline to remain well diversified. The merit to our low risk approach has gained favor as the technology sector weakened and relative performance improved in the fourth quarter.

      In the fixed income markets, yields declined across the yield curve during the second half of the year as the Federal Reserve lowered the Fed Funds rate to 5.50 percent during the fourth quarter of 1995 and the economy showed more signs of sluggish growth with no signs of accelerating inflation. Our strong fixed income performance both on an absolute basis and versus the Lehman Aggregate Bond Index was the result of a number of strategies performing well. Our position within Mortgage Backed Securities (MBS) was a large positive, as it has been all year. The fund benefited from declining yields through price appreciation, particularly on discount Collateralized Mortgage Obligations (CMOs). Also, premium CMOs backed by very seasoned high coupon loans prepaid relatively slowly all year, thus enhancing return. The high yield provided by Inverse Floater CMOs and the price appreciation of discount inverse floaters and principal only CMOs made a significant contribution to the higher return for the year. Moreover, our slightly longer duration also helped performance. Our defensive position in longer Treasury Strips had a slightly negative impact due to the modest steepening in the yield curve. Our overweighting in 2-4 year Treasuries has had a positive impact as evidenced by the modest yield curve steepening that occurred in the fourth quarter of 1995.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                       WOODWARD BALANCED FUND (Continued)

                       Growth of $10,000 Invested in the
            Woodward Balanced Fund and the Lipper Balanced Universe and a 60% S&P 500; 40% Lehman Aggregate Bond Index Blend

                                  [ GRAPH ]

                    12/93      6/94     12/94      6/95     12/95
                  -------   -------   -------   -------   -------
Fund (1)          $ 9,500   $ 9,226   $ 9,309   $10,531   $11,466
Fund (2)          $10,000   $ 9,712   $ 9,799   $11,085   $12,069
Lipper (3)        $10,000   $ 9,568   $ 9,749   $11,077   $12,184
Index Blend (3)   $10,000   $ 9,643   $ 9,967   $11,624   $12,922

(1) Includes maximum sales charge of 5.0%.
(2) Excludes maximum sales charge of 5.0%.
(3) Excludes expenses.
(4) Maximum sales charge of 5.0% commenced 10-1-94. A Shareholder investment at the original offer price (4.5% sales charge) is currently valued at $11,527.

                                                Since
   Average Annual Total Return        One     Inception
         Through 12/31/95             Year     (1/1/94)
  ----------------------------        ----    ---------
Woodward Balanced Fund                17.0%      7.1%(1)
(with maximum 5.0% sales charge)
Woodward Balanced Fund                23.2%      9.9%
(without sales charge)
Lipper Balanced Universe              25.2%     10.4%
60% S&P 500; 40% Lehman               29.7%     13.7%
Aggregate Bond Index

(1) Return for shareholders who invested at the original offer price (4.5% sales charge) was 7.4%

Past performance is not predictive of future performance.


                               THE WOODWARD FUNDS
                                  EQUITY FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES

                                                 GROWTH/VALUE
                                                      FUND
                                                 ------------
ASSETS:
Investment in securities:
    At cost                                       $598,057,275
                                                  ============
    At value (Note 2)                             $738,017,171
Cash                                                        --
Receivable for shares purchased                         10,466
Receivable for securities sold                              --
Income receivable                                    1,492,249
Deferred organization costs, net (Note 2)                7,429
Prepaids and other assets                                5,141
                                                  ------------
      TOTAL ASSETS                                 739,532,456
                                                  ------------
LIABILITIES:
Payable for securities purchased                     1,109,508
Payable for shares redeemed                             56,779
Accrued investment advisory fee                        463,866
Accrued distribution fees                                3,092
Accrued custodial fee                                    8,632
Dividends payable                                      612,601
Other payables and accrued expenses                    110,911
                                                  ------------
      TOTAL LIABILITIES                              2,365,389
                                                  ------------
      NET ASSETS                                  $737,167,067
                                                  ============
Net assets consist of:
Capital shares (unlimited number of shares
  authorized, par value $.10 per share)           $  5,599,664
Additional paid-in capital                         585,240,911
Accumulated undistributed net investment income         40,678
Accumulated undistributed net realized gains         6,325,918
Net unrealized appreciation on investments         139,959,896
                                                  ------------
      TOTAL NET ASSETS                            $737,167,067
                                                  ============
Shares of capital stock outstanding                 55,996,649
                                                  ============
Net asset value and redemption price per share    $      13.16
                                                  ============
Maximum offering price per share                  $      13.85
                                                  ============

See accompanying notes to financial statements.


                                                   OPPORTUNITY    INTRINSIC VALUE   CAPITAL GROWTH      BALANCED
                                                       FUND            FUND              FUND             FUND
                                                   -------------  ---------------   ---------------    ------------
ASSETS:
Investment in securities:
    At cost                                         $544,177,289     $231,447,596     $164,013,755     $ 83,617,256
                                                    ============     ============     ============     ============
    At value (Note 2)                               $643,022,640     $258,251,034     $196,462,000     $ 93,092,772
Cash                                                      17,377               --               --           79,791
Receivable for shares purchased                           24,818            1,900           22,908           10,020
Receivable for securities sold                         8,064,596               --               --          126,207
Income receivable                                        630,474          841,061          179,422          487,653
Deferred organization costs, net (Note 2)                  3,243            2,323           28,388           28,315
Prepaids and other assets                                  5,141            5,945           43,804           35,774
                                                    ------------     ------------     ------------     ------------
      TOTAL ASSETS                                   651,768,289      259,102,263      196,736,522       93,860,532
                                                    ------------     ------------     ------------     ------------

LIABILITIES:
Payable for securities purchased                              --        2,638,759          459,114          115,985
Payable for shared redeemed                                   --           10,509          218,571            9,057
Accrued investment advisory fee                          404,734          159,538          123,751           59,011
Accrued distribution fees                                  2,698            1,064              825              393
Accrued custodial fee                                      8,431            3,766            2,805            6,415
Dividends payable                                        122,691          301,351           56,269           38,528
Other payables and accrued expenses                      277,467          102,417           14,009            7,342
                                                    ------------     ------------     ------------     ------------
      TOTAL LIABILITIES                                  816,021        3,217,404          875,344          236,731
                                                    ------------     ------------     ------------     ------------
      NET ASSETS                                    $650,952,268     $255,884,859     $195,861,178     $ 93,623,801
                                                    ============     ============     ============     ============
Net assets consist of:
Capital shares (unlimited number of shares
  authorized, par value $.10 per share)             $  4,296,018     $  2,152,537     $  1,476,584     $    832,868
Additional paid-in capital                           546,076,193      224,411,095      161,372,369       83,021,763
Accumulated undistributed net investment income              977          110,249           11,301           28,937
Accumulated undistributed net realized gains           1,733,729        2,407,540          552,679          264,717
Net unrealized appreciation on investments            98,845,351       26,803,438       32,448,245        9,475,516
                                                    ------------     ------------     ------------     ------------
      TOTAL NET ASSETS                              $650,952,268     $255,884,859     $195,861,178     $ 93,623,801
                                                    ============     ============     ============     ============
Shares of capital stock outstanding                   42,960,183       21,525,367       14,765,837        8,328,682
                                                    ============     ============     ============     ============
Net asset value and redemption price per share      $      15.15     $      11.89     $      13.26     $      11.24
                                                    ============     ============     ============     ============
Maximum offering price per share                    $      15.95     $      12.52     $      13.96     $      11.83
                                                    ============     ============     ============     ============

See accompanying notes to financial statements.

                               THE WOODWARD FUNDS
                                  EQUITY FUNDS
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1995

                                                         GROWTH/VALUE
                                                           FUND
                                                         ------------
INVESTMENT INCOME (Note 2)
  Interest                                               $  2,809,867
  Dividends                                                14,058,482
                                                         ------------
    TOTAL INVESTMENT INCOME                                16,868,349
                                                         ------------
EXPENSES (Notes 2, 3 and 5):
 Investment  advisory fee                                   4,951,664
 Distribution fees                                             67,240
 Professional fees                                             53,872
 Custodial fee                                                 96,218
 Transfer and dividend disbursing agent fees                   78,475
 Amortization of deferred organization costs                   17,828
 Marketing expenses                                            40,193
 Registration, filing fees and other expenses                 207,105
 Less:
    Expense reimbursement                                          --
                                                         ------------
    NET EXPENSES                                            5,512,595
                                                         ------------
NET INVESTMENT INCOME                                      11,355,754
                                                         ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains                                       21,032,338
  Net change in unrealized appreciation on
    investments                                           130,722,828
                                                         ------------
    NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS      151,755,166
                                                         ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $163,110,920
                                                         ============

See accompanying notes to financial statements

                                                         OPPORTUNITY    INTRINSIC VALUE   CAPITAL GROWTH     BALANCED
                                                             FUND             FUND             FUND            FUND
                                                         -----------    ---------------   --------------    -----------

INVESTMENT INCOME (Note 2)
  Interest                                              $  1,558,492     $  2,056,046     $    436,419      $  2,380,276
  Dividends                                                5,940,727        6,149,838        1,676,890           806,598
                                                        -------------    ------------     ------------      ------------
    TOTAL INVESTMENT INCOME                                7,499,219        8,205,884        2,113,309         3,186,874
                                                        ------------     ------------     ------------      ------------

EXPENSES (Notes 2, 3 and 5):
 Investment  advisory fee                                  4,490,930        1,817,833        1,064,273           570,525
 Distribution fees                                            80,463           24,640            9,455            11,148
 Professional fees                                            53,872           53,872           56,031            59,307
 Custodial fee                                                97,189           46,198           30,473            73,464
 Transfer and dividend disbursing agent fees                 134,736           35,266           12,933            18,045
  Amortization of deferred organization costs                  7,783            5,575            8,111             9,434
 Marketing expenses                                           45,500           34,242           32,082            31,058
  Registration, filing fees and other expenses               403,502          176,642           51,617            35,253

 Less:
  Expense reimbursement                                          --               --           (58,424)         (136,954)
                                                       ------------     ------------      ------------      ------------
    NET EXPENSES                                          5,313,975        2,194,268        1,206,551            671,280
                                                       ------------     ------------      ------------      ------------
NET INVESTMENT INCOME                                     2,185,244        6,011,616          906,758          2,515,594
                                                       ------------     ------------     ------------       ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains                                     33,998,949       18,391,186        2,343,100         1,548,275
  Net change in unrealized appreciation on
    investments                                          70,828,164       28,180,120       30,092,839        11,071,176
                                                       ------------     ------------     ------------      ------------

    NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS    104,827,113       46,571,306       32,435,939        12,619,451
                                                       ------------     ------------     ------------      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS             $107,012,357     $ 52,582,922     $ 33,342,697      $ 15,135,045
                                                       ============     ============     ============      ============

                               THE WOODWARD FUNDS
                                  EQUITY FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GROWTH/VALUE                         OPPORTUNITY
                                                                     FUND                                 FUND
                                                        --------------------------------     -------------------------------
                                                          Year Ended        Year Ended        Year Ended        Year Ended
                                                        Dec. 31, 1995      Dec. 31, 1994     Dec. 31, 1995     Dec. 31, 1994
                                                        -------------      -------------     -------------     -------------
FROM OPERATIONS:
  Net investment income                                  $  11,355,754     $  10,988,308     $   2,185,244     $   2,549,199
  Net realized gains (losses)                               21,032,338        12,792,234        33,998,949        16,116,289
  Net change in unrealized appreciation
    (depreciation) on investments                          130,722,828       (21,338,549)       70,828,164       (35,552,031)
                                                         -------------     -------------     -------------     -------------
      Net increase (decrease) in net assets from
        operations                                         163,110,920         2,441,993       107,012,357       (16,886,543)
                                                         -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS (Note 2):
  From net investment income                               (11,928,616)      (10,560,126)       (2,383,890)       (2,336,343)
  From realized gains                                      (14,216,458)      (15,490,059)      (31,302,346)      (18,160,909)
  In excess of realized gains                                     --            (489,962)             --            (962,874)
  Tax return of capital                                           --          (1,387,986)             --          (3,857,441)
                                                         -------------     -------------     -------------     -------------
    Total distributions                                    (26,145,074)      (27,928,133)      (33,686,236)      (25,317,567)
                                                         -------------     -------------     -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                129,170,938       236,571,313       138,422,625       239,540,057
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                           22,736,385        25,441,184        32,652,833        24,557,678
                                                         -------------     -------------     -------------     -------------
                                                           151,907,323       262,012,497       171,075,458       264,097,735
  Less: payments for shares redeemed                      (123,076,813)      (94,790,691)     (118,448,431)      (62,559,018)
                                                         -------------     -------------     -------------     -------------
  Net increase in net assets from capital share
    transactions                                            28,830,510       167,221,806        52,627,027       201,538,717
                                                         -------------     -------------     -------------     -------------
NET INCREASE IN NET ASSETS                                 165,796,356       141,735,666       125,953,148       159,334,607
NET ASSETS:
  Beginning of period                                      571,370,711       429,635,045       524,999,120       365,664,513
                                                         -------------     -------------     -------------     -------------
  End of period                                          $ 737,167,067     $ 571,370,711     $ 650,952,268     $ 524,999,120
                                                         =============     =============     =============     =============
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                               10,922,667        21,126,574         9,374,983        16,685,198
  Shares issued in reinvestment of distributions to
    shareholders                                             1,788,703         2,363,365         2,199,921         1,834,826
                                                         -------------     -------------     -------------     -------------
                                                            12,711,370        23,489,939        11,574,904        18,520,024
  Less: shares redeemed                                    (10,251,504)       (8,442,703)       (7,969,587)       (4,398,758)
                                                         -------------     -------------     -------------     -------------
NET INCREASE IN SHARES OUTSTANDING                           2,459,866        15,047,236         3,605,317        14,121,266
CAPITAL SHARES:
  Beginning of period                                       53,536,783        38,489,547        39,354,866        25,233,600
                                                         -------------     -------------     -------------     -------------
  End of period                                             55,996,649        53,536,783        42,960,183        39,354,866
                                                         =============     =============     =============     =============

See accompanying notes to financial statements.

                                                  INTRINSIC VALUE             CAPITAL GROWTH                   BALANCED
                                                          FUND                     FUND                          FUND
                                       -----------------------------  ----------------------------   -----------------------------
                                          Year Ended     Year Ended    Year Ended    Period Ended     Year Ended      Year Ended
                                        Dec. 31, 1995  Dec. 31, 1994  Dec. 31, 1995  Dec. 31, 1994   Dec. 31, 1995   Dec. 31, 1994
                                        -------------  -------------  -------------  -------------   -------------   -------------
FROM OPERATIONS:
  Net investment income                $   6,011,616   $  6,245,776   $    906,758   $   418,787     $  2,515,594   $  1,181,465
  Net realized gains (losses)             18,391,186      4,420,719      2,343,100      (174,336)       1,548,275       (295,624)

  Net change in unrealized
    appreciation (depreciation)
    on investments                        28,180,120    (11,608,354)    30,092,839     2,355,406       11,071,176     (1,595,660)
                                       -------------   ------------   ------------   -----------     ------------   ------------
      Net increase (decrease) in net
        assets from operations            52,582,922       (941,859)    33,342,697     2,599,857       15,135,045       (709,819)
                                        -------------   ------------   ------------   -----------     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
 (Note 2):
  From net investment income              (6,247,197)    (6,000,928)      (933,730)     (380,514)      (2,524,322)    (1,143,800)
  From realized gains                    (16,471,970)    (4,141,890)    (1,616,085)           --         (987,934)            --
  In excess of realized gains                     --             --             --            --               --             --
  Tax return of capital                           --             --             --            --               --             --
                                        -------------   ------------   ------------   -----------     ------------   ------------
    Total distributions                  (22,719,167)   (10,142,818)    (2,549,815)     (380,514)      (3,512,256)    (1,143,800)
                                        -------------   ------------   ------------   -----------     ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold               39,975,498     66,411,165    116,265,186    89,598,698       47,232,261     61,358,453

  Net asset value of shares issued
    in reinvestment of distributions
    to shareholders                       21,049,306      8,927,141      2,306,069       262,019        3,343,276      1,087,022
                                        -------------   ------------   ------------   -----------     ------------   ------------
                                          61,024,804     75,338,306    118,571,255    89,860,717       50,575,537     62,445,475
Less: payments for shares redeemed       (55,031,796)   (36,780,716)   (34,772,563)  (10,810,456)     (22,741,717)    (6,424,664)
                                        -------------   ------------   ------------   -----------     ------------   ------------

  Net increase in net assets from
    capital share transactions             5,993,008     38,557,590     83,798,692    79,050,261       27,833,820     56,020,811
                                        -------------   ------------   ------------   -----------     ------------   ------------
NET INCREASE IN NET ASSETS                35,856,763     27,472,913    114,591,574    81,269,604       39,456,609     54,167,192

NET ASSETS:
  Beginning of period                    220,028,096    192,555,183     81,269,604            --       54,167,192             --
                                        -------------   ------------   ------------   -----------     ------------   ------------
  End of period                        $ 255,884,859   $220,028,096   $195,861,178   $81,269,604     $ 93,623,801   $ 54,167,192
                                       =============   ============   ============   ===========     ============   ============
CAPITAL SHARE TRANSACTIONS:
  Shares sold                              3,432,079      6,127,697      9,733,178     8,792,790        4,495,916      6,238,090
  Shares issued in reinvestment
    of distributions to shareholders       1,777,948        845,552        177,953        25,058          306,837        113,081
                                        -------------   ------------   ------------   -----------     ------------   ------------
                                           5,210,027      6,973,249      9,911,131     8,817,848        4,802,753      6,351,171
  Less: shares redeemed                   (4,687,782)    (3,402,089)    (2,927,524)   (1,035,618)      (2,160,736)      (664,506)
                                        -------------   ------------   ------------   -----------     ------------   ------------
NET INCREASE IN SHARES OUTSTANDING           522,245      3,571,160      6,983,607     7,782,230        2,642,017      5,686,665
CAPITAL SHARES:
  Beginning of period                     21,003,122     17,431,962      7,782,230            --        5,686,665             --
                                       -------------   ------------   ------------   -----------     ------------   ------------
  End of period                           21,525,367     21,003,122     14,765,837     7,782,230        8,328,682      5,686,665
                                       =============   ============   ============   ===========     ============   ============

See accompanying notes to financial statements.

                               THE WOODWARD FUNDS
                               GROWTH/VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                       Face Amount    Market Value
                     -----------                       -----------    ------------
TEMPORARY CASH INVESTMENT -- 3.30%
Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S.
    Treasury Strips with maturities ranging from
    2/15/96 through 11/15/05 and U.S. Treasury
    Notes, 5.50%, 11/15/98, all held at Chemical
    Bank)                                              $ 24,354,633   $ 24,354,633
                                                                      ------------
(Cost $24,354,633)
                                                          Shares
                                                       ------------
COMMON STOCKS -- 96.70%
  Aerospace -- 3.13%
    Boeing Co.                                              295,000     23,120,625
                                                                      ------------
  Apparel -- 1.76%
    Russell Corp.                                           467,000     12,959,250
                                                                      ------------
  Banks -- 4.73%
    Barnett Banks, Inc.                                     254,000     14,986,000
    Fleet Financial Group, Inc.                             489,000     19,926,750
                                                                      ------------
                                                                        34,912,750
                                                                      ------------
  Business Machines -- 0.71%
    Autodesk, Inc.                                          153,900      5,271,075
                                                                      ------------
  Business Services -- 7.14%
    Deluxe Corp.                                            454,000     13,166,000
    Dun & Bradstreet Corp.                                  240,000     15,540,000
    Interpublic Group of Companies, Inc.                    227,100      9,850,463
    WMX Technologies, Inc.                                  473,000     14,130,875
                                                                      ------------
                                                                        52,687,338
                                                                      ------------
  Chemicals -- 6.31%
    Dow Chemical Co.                                        199,000     14,004,625
    Great Lakes Chemical Corp.                              274,000     19,728,000
    Sigma-Aldrich Corp.                                     259,000     12,820,500
                                                                      ------------
                                                                        46,553,125
                                                                      ------------
  Construction -- 7.30%
    Masco Corp.                                             489,000     15,342,375
    Stanley Works                                           315,000     16,222,500
    York International Corp.                                474,000     22,278,000
                                                                      ------------
                                                                        53,842,875
                                                                      ------------
  Consumer Durables -- 2.21%
    Rubbermaid, Inc.                                        640,000     16,320,000
                                                                      ------------
  Containers -- 1.07%
    Crown Cork & Seal Co., Inc. *                           189,000      7,890,750
                                                                      ------------
  Drugs and Medicine -- 12.07%
    Abbott Laboratories Corp.                               337,000     14,069,750
    Bristol-Myers Squibb Co.                                218,000     18,720,750
    Merck & Co., Inc.                                       227,000     14,925,250
    Schering-Plough Corp.                                   405,000     22,173,750
    U.S. HealthCare, Inc.                                   412,000     19,158,000
                                                                      ------------
                                                                        89,047,500
                                                                      ------------
  Electronics -- 2.95%
    General Motors Corp. Class E                            419,000     21,788,000
                                                                      ------------
  Energy and Utilities -- 3.55%
    Entergy Corp.                                           237,000      6,932,250
    MCN Corp.                                               830,000     19,297,500
                                                                      ------------
                                                                        26,229,750
                                                                      ------------
  Energy Raw Materials -- 4.88%
    Burlington Resources, Inc.                              310,000     12,167,500
    Schlumberger Ltd.                                       344,000     23,822,000
                                                                      ------------
                                                                        35,989,500
                                                                      ------------
  Food and Agriculture -- 4.00%
    ConAgra, Inc.                                           265,000     10,931,250
    Sysco Corp.                                             573,000     18,622,500
                                                                      ------------
                                                                        29,553,750
                                                                      ------------
  Insurance -- 7.85%
    American International Group, Inc.                      185,000     17,112,500
    Chubb Corp.                                             237,000     22,929,750
    First Colony Corp.                                      706,000     17,914,750
                                                                      ------------
                                                                        57,957,000
                                                                      ------------
  International Oil -- 1.53%
    Royal Dutch Petroleum Co., N.Y. Registry                 80,000     11,290,000
                                                                      ------------
  Liquor -- 2.31%
    Anheuser-Busch Companies, Inc.                          255,000     17,053,125
                                                                      ------------
  Media -- 4.99%
    Gannett Co., Inc.                                       310,000     19,026,250
    Washington Post Co. Class B                              63,000     17,766,000
                                                                      ------------
                                                                        36,792,250
                                                                      ------------
  Motor Vehicles -- 1.96%
    General Motors Corp.                                    273,000     14,434,875
                                                                      ------------
  Non-Durables and Entertainment -- 1.38%
    Cracker Barrel Old Country Store, Inc.                  592,000     10,212,000
                                                                      ------------
  Producer Goods -- 4.25%
    General Electric Co.                                    221,000     15,912,000
    Stewart & Stevenson Services, Inc.                      612,000     15,453,000
                                                                      ------------
                                                                        31,365,000
                                                                      ------------
  Retail -- 1.52%
    Toys R Us *                                             517,000     11,244,750
                                                                      ------------
  Telephone -- 7.04%
    AT&T Corp.                                              211,000     13,662,250
    Century Telephone Enterprises, Inc.                     486,000     15,430,500
    MCI Communications Corp.                                874,000     22,833,250
                                                                      ------------
                                                                        51,926,000
                                                                      ------------
  Trucking and Freight -- 2.06%
    Ryder System, Inc.                                      615,000     15,221,250
                                                                      ------------
TOTAL COMMON STOCKS                                                    713,662,538
                                                                      ------------
  (Cost $573,702,642)
TOTAL INVESTMENTS                                                     $738,017,171
                                                                      ============
  (Cost $598,057,275)


* Non-income producing security.

                               THE WOODWARD FUNDS
                                OPPORTUNITY FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                        Face Amount  Market Value
                     -----------                        -----------  ------------
TEMPORARY CASH INVESTMENT -- 1.37%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2//96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05, and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                 $8,833,683  $   8,833,683
                                                                     -------------
  (Cost $8,833,683)
                                                           Shares
                                                           ------
COMMON STOCKS -- 98.63%
  Air Transport -- 1.57%
    Air Express International Corp.                         438,500     10,085,500
                                                                     -------------
  Apparel -- 1.24%
    Nine West Group, Inc. *                                 212,850      7,981,875
                                                                     -------------
  Banks -- 4.66%
    Charter One Financial, Inc.                             385,000     11,790,625
    Commerce Bancshares, Inc.                               139,255      5,326,511
    TCF Financial Corp.                                     387,600     12,839,250
                                                                     -------------
                                                                        29,956,386
                                                                     -------------
  Business Machines -- 5.88%
    Autodesk, Inc.                                          221,330      7,580,552
    Diebold, Inc.                                           182,250     10,092,094
    InterVoice, Inc. *                                      175,000      3,325,000
    Komag, Inc. *                                           185,200      8,542,350
    Xilinx, Inc. *                                          271,200      8,271,600
                                                                     -------------
                                                                        37,811,596
                                                                     -------------
  Business Services -- 8.37%
    American Management Systems, Inc. *                     316,700      9,501,000
    CDI Corp. *                                             207,300      3,731,400
    DST Systems, Inc. *                                     120,100      3,422,850
    G & K Services, Inc. Class A                            248,700      6,341,850
    Omnicom Group, Inc.                                     239,220      8,910,945
    SunGard Data Systems, Inc. *                            335,300      9,556,050
    Zilog, Inc. *                                           337,900     12,375,587
                                                                     -------------
                                                                        53,839,682
                                                                     -------------
  Chemicals -- 1.50%
    RPM, Inc.                                               584,673      9,647,096
                                                                     -------------
  Construction -- 2.37%
    Crane Co.                                               413,146     15,234,759
                                                                     -------------
  Consumer Durables -- 2.12%
    Durakon Industries, Inc. *                              314,892      3,936,150
    Invacare Corp.                                          122,600      3,095,650
    Leggett & Platt, Inc.                                   270,910      6,569,567
                                                                     -------------
                                                                        13,601,367
                                                                     -------------
  Containers -- 1.88%
    AptarGroup, Inc.                                        323,200     12,079,600
                                                                     -------------
  Drugs and Medicine -- 5.90%
    Community Health System, Inc. *                         186,600      6,647,625
    Health Care & Retirement Corp. *                        189,556      6,634,460
    Scherer (R.P.) Corp. *                                  149,464      7,342,419
    Sybron International Corp. *                            383,000      9,096,250
    Vivra, Inc. *                                           326,400      8,200,800
                                                                     -------------
                                                                        37,921,554
                                                                     -------------
  Electronics -- 9.59%
    Allen Group, Inc.                                       373,947      8,367,064
    Belden, Inc.                                            530,000     13,647,500
    Dynatech Corp. *                                        601,200     10,220,400
    Holophane Corp. *                                       412,000      8,961,000
    MEMC Electronic Materials *                             182,600      5,957,325
    Molex, Inc. Class A Non-Voting                          246,607      7,552,339
    3COM Corp. *                                             66,748      3,112,126
    Vishay Intertechnology, Inc. *                          121,900      3,839,850
                                                                     -------------
                                                                        61,657,604
                                                                     -------------
  Energy Raw Materials -- 2.93%
    Apache Corp.                                            382,374     11,280,033
    Southwestern Energy Co.                                 593,074      7,561,694
                                                                     -------------
                                                                        18,841,727
                                                                     -------------
  Food and Agriculture -- 1.19%
    Universal Foods Corp.                                   191,001      7,663,915
                                                                     -------------
  Insurance -- 3.24%
    Citizens Corp.                                          498,502      9,284,600
    Transatlantic Holdings, Inc.                            157,746     11,574,613
                                                                     -------------
                                                                        20,859,213
                                                                     -------------
  Media -- 1.59%
    Banta Corp.                                             232,510     10,230,440
                                                                     -------------
  Miscellaneous and Conglomerates -- 11.78%
    Arctco, Inc.                                            351,316      4,567,108
    Culligan Water Technologies, Inc. *                     280,000      6,790,000
    DENTSPLY International, Inc.                            274,200     10,968,000
    Department 56, Inc. *                                    96,800      3,714,700
    Greenfield Industries, Inc.                             404,900     12,653,125
    Health Management Associates, Inc. Class A *            343,075      8,962,834
    Littlefuse, Inc. *                                      247,500      9,095,625
    Minerals Technologies, Inc.                             215,665      7,871,773
    Wolverine Tube, Inc. *                                  297,000     11,137,500
                                                                     -------------
                                                                        75,760,665
                                                                     -------------
  Miscellaneous Finance -- 12.53%
    A.G. Edwards, Inc.                                      401,580      9,587,723
    CMAC Investment Corp.                                   186,000      8,184,000
    Executive Risk, Inc.                                    368,300     10,680,700
    FINOVA Group, Inc.                                      384,165     18,535,961
    Idex Corp.                                              171,329      7,024,468
    PMI Group, Inc.                                         235,300     10,647,325
    Prudential Reinsurance Holdings                         422,700      9,880,613
    Scotsman Industries, Inc.                               342,000      6,027,750
                                                                     -------------
                                                                        80,568,540
                                                                     -------------
  Motor Vehicles -- 5.11%
    Excel Industries, Inc.                                  496,065      6,944,910
    Harley-Davidson, Inc.                                   483,474     13,899,878
    Myers Industries, Inc.                                  358,120      5,864,215
    Superior Industries International                       232,444      6,130,71
                                                                     -------------
                                                                        32,839,714
                                                                     -------------
  Non-Durables and Entertainment -- 1.53%
    Lancaster Colony Corp.                                  263,796      9,826,401
                                                                     -------------
  Non-Ferrous Metals -- 0.86%
    DT Industries, Inc.                                     408,500      5,514,750
                                                                     -------------
  Producer Goods -- 8.55%
    Hubbell, Inc. Class B                                   234,413     15,412,655
    Juno Lighting, Inc.                                     505,611      8,089,776
    Stewart & Stevenson Services, Inc.                      267,000      6,741,750
    Teleflex, Inc.                                          108,760      4,459,160
    Trimas Corp.                                            439,465      8,294,902
    Watts Industries, Inc. Class A                          515,002     11,973,796
                                                                     -------------
                                                                        54,972,039
                                                                     -------------
  Retail -- 2.80%
    Cato Corp. Class A                                    1,019,082      7,897,885
    Kohls Corp. *                                           122,118      6,411,195
    Talbots, Inc.                                           128,701      3,700,154
                                                                     -------------
                                                                        18,009,234
                                                                     -------------
  Travel and Recreation -- 1.44%
    Callaway Golf Co.                                       410,400      9,285,300
                                                                     -------------
TOTAL COMMON STOCKS                                                    634,188,957
                                                                     -------------
  (Cost $535,343,601)
TOTAL INVESTMENTS                                                     $643,022,640
                                                                      ============
  (Cost $544,177,289)

* Non-income producing security.

                               THE WOODWARD FUNDS
                              INTRINSIC VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                       Face Amount   Market Value
                     -----------                       -----------   ------------
TEMPORARY CASH INVESTMENT -- 6.44%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05 and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)               $16,639,265   $ 16,639,265
                                                                     ------------
  (Cost $16,639,265)
CONVERTIBLE BONDS -- 9.26%
  Chubb Capital Corp., 6.00%, 5/15/98                    5,650,000      6,384,500
  Consolidated Natural Gas Co., 7.25%, 12/15/15          5,218,500      5,414,194
  Price Co., 6.75%, 3/1/01                               5,400,000      5,487,750
  Unifi, Inc., 6.00%, 3/15/02                            6,566,000      6,615,245
                                                                     ------------
  (Cost $23,403,674)                                                   23,901,689
                                                                     ------------
                                                          Shares
                                                          ------
COMMON STOCKS -- 84.30%
  Apparel -- 3.13%
    Reebok International Ltd.                              128,530      3,630,972
    Unifi Inc.                                              82,900      1,834,163
    V. F. Corp.                                             49,600      2,616,400
                                                                     ------------
                                                                        8,081,535
                                                                     ------------
  Banks -- 4.36%
    Bancorp Hawaii, Inc.                                   156,400      5,610,850
    First Union Corp.                                      101,500      5,645,938
                                                                     ------------
                                                                       11,256,788
                                                                     ------------
  Business Services -- 5.34%
    Angelica Corp.                                         120,200      2,464,100
    Harland (John H.) Co.                                  247,500      5,166,562
    National Service Industries, Inc.                      190,200      6,157,725
                                                                     ------------
                                                                       13,788,387
                                                                     ------------
  Chemicals -- 2.21%
    NCH Corp.                                               98,800      5,705,700
                                                                     ------------
  Consumer Durables -- 4.29%
    Hillenbrand Industries, Inc.                            90,800      3,075,850
    National Presto Industries, Inc.                        78,800      3,132,300
    Thiokol Corp.                                          143,700      4,867,838
                                                                     ------------
                                                                       11,075,988
                                                                     ------------
  Domestic Oil -- 4.61%
    Atlantic Richfield Co.                                  37,200      4,119,900
    MAPCO, Inc.                                            142,700      7,794,988
                                                                     ------------
                                                                       11,914,888
                                                                     ------------
  Drugs and Medicine -- 2.84%
    Block Drug, Inc. Class A                                45,700      1,588,075
    Bristol-Myers Squibb Co.                                66,800      5,736,450
                                                                     ------------
                                                                        7,324,525
                                                                     ------------
  Energy and Utilities -- 5.34%
    American Water Works Co., Inc.                          76,435      2,971,411
    Equitable Resources, Inc.                              128,200      4,006,250
    Sierra Pacific Resources                               291,900      6,823,162
                                                                     ------------
                                                                       13,800,823
                                                                     ------------
  Energy Raw Materials -- 1.09%
    Ashland Coal, Inc.                                     131,300      2,806,537
                                                                     ------------
  Insurance -- 13.18%
    Allmerica Property & Casualty Co.                      129,500      3,496,500
    AMBAC, Inc.                                             94,600      4,434,375
    Financial Security Assurance Holdings                  126,500      3,146,688
    Home Beneficial Corp. Class B                          246,900      5,925,600
    Marsh & McLennan Companies, Inc.                        34,200      3,035,250
    Mid Ocean Ltd.                                          76,100      2,825,213
    Old Republic International Corp.                       223,900      7,948,450
    SAFECO Corp.                                            93,600      3,229,200
                                                                     ------------
                                                                       34,041,276
                                                                     ------------
  International Oil -- 3.62%
    Amoco Corp.                                            61,900       4,449,062
    Texaco, Inc.                                           62,500       4,906,250
                                                                     ------------
                                                                        9,355,312
                                                                     ------------
  Liquor -- 1.44%
    Anheuser-Busch Companies, Inc.                         55,800       3,731,625
                                                                     ------------
  Media -- 1.64%
    Gannett Co., Inc.                                      69,000       4,234,875
                                                                     ------------
  Miscellaneous Finance -- 7.91%
    Federal National Mortgage Association                  75,800       9,408,675
    Fund American Enterprises Holdings, Inc.              112,365       8,371,192
    Salomon, Inc.                                          74,300       2,637,650
                                                                     ------------
                                                                       20,417,517
                                                                     ------------
  Motor Vehicles -- 1.01%
    Ford Motor Co.                                         89,798       2,604,142
                                                                     ------------
  Non-Durables and Entertainment -- 3.53%
    Hasbro, Inc.                                          181,000       5,611,000
    Luby's Cafeterias, Inc.                                37,800         841,050
    Sbarro, Inc.                                          123,700       2,659,550
                                                                     ------------
                                                                        9,111,600
                                                                     ------------
  Railroads and Shipping -- 3.23%
    Alexander & Baldwin, Inc.                             252,600       5,809,800
    Norfolk Southern Corp.                                 31,900       2,532,062
                                                                     ------------
                                                                        8,341,862
                                                                     ------------
  Retail -- 7.89%
    May Department Stores Co.                             155,900       6,586,775
    Melville Corp.                                        201,500       6,196,125
    Mercantile Stores, Inc.                                62,000       2,867,500
    Stanhome, Inc. Voting                                 162,200       4,724,075
                                                                     ------------
                                                                       20,374,475
                                                                     ------------
  Soaps and Cosmetics -- 2.33%
    Unilever N. V.                                         42,800       6,024,100
                                                                     ------------
  Tires and Rubber Goods -- 1.13%
    Bandag, Inc. Class A                                   54,900       2,909,700
                                                                     ------------
  Tobacco -- 4.18%
    Loews Corp.                                            77,400       6,066,225
    Philip Morris Companies, Inc.                          52,400       4,742,200
                                                                     ------------
                                                                       10,808,425
                                                                     ------------
TOTAL COMMON STOCKS                                                   217,710,080
                                                                     ------------
  (Cost $191,404,657)

TOTAL INVESTMENTS                                                    $258,251,034
                                                                     ============
  (Cost $231,447,596)

* Non-income producing security.

                               THE WOODWARD FUNDS
                              CAPITAL GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                       Face Amount   Market Value
                     -----------                       -----------   ------------
TEMPORARY CASH INVESTMENT -- 2.52%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96, (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05 and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                $4,958,619   $  4,958,619
                                                                     ------------
  (Cost $4,958,619)
                                                          Shares
COMMON STOCKS -- 97.48%
  Banks -- 3.67%
    Banc One Corp.                                          80,000      3,020,000
    Norwest Corp.                                          127,000      4,191,000
                                                                     ------------
                                                                        7,211,000
                                                                     ------------
  Business Machines -- 4.03%
    Autodesk, Inc.                                          90,400      3,096,200
    Microsoft Corp. *                                       55,000      4,826,250
                                                                     ------------
                                                                        7,922,450
                                                                     ------------
  Business Services -- 6.26%
    Automatic Data Processing, Inc.                         58,000      4,306,500
    Interpublic Group of Companies, Inc.                   105,000      4,554,375
    WMX Technologies, Inc.                                 115,000      3,435,625
                                                                     ------------
                                                                       12,296,500
                                                                     ------------
  Chemicals -- 3.56%
    Great Lakes Chemical Corp.                              58,000      4,176,000
    Sigma-Aldrich Corp.                                     57,000      2,821,500
                                                                     ------------
                                                                        6,997,500
                                                                     ------------
  Construction -- 4.84%
    Fluor Corp.                                             73,000      4,818,000
    York International Corp.                               100,000      4,700,000
                                                                     ------------
                                                                        9,518,000
                                                                     ------------
  Consumer Durables -- 2.88%
    Newell Co.                                             140,000      3,622,500
    Rubbermaid, Inc.                                        80,000      2,040,000
                                                                     ------------
                                                                        5,662,500
                                                                     ------------
  Containers -- 2.13%
    Crown Cork & Seal Co., Inc. *                          100,000      4,175,000
                                                                     ------------

  Drugs and Medicine -- 12.79%
    Johnson & Johnson                                       70,000      5,993,750
    Medtronic, Inc.                                         67,000      3,743,625
    Pall Corp.                                             225,000      6,046,875
    Stryker Corp.                                           83,000      4,357,500
    United Healthcare Corp.                                 76,000      4,978,000
                                                                     ------------
                                                                       25,119,750
                                                                     ------------
  Electronics -- 6.26%
    General Motors Corp., Class E                           95,000      4,940,000
    Hewlett-Packard Co.                                     37,000      3,098,750
    Intel Corp.                                             75,000      4,256,250
                                                                     ------------
                                                                       12,295,000
                                                                     ------------
  Energy and Utilities -- 1.94%
    Enron Corp.                                            100,000      3,812,500
                                                                     ------------
  Energy Raw Materials -- 4.15%
    Schlumberger Ltd.                                       52,000      3,601,000
    Western Atlas, Inc. *                                   90,000      4,545,000
                                                                     ------------
                                                                        8,146,000
                                                                     ------------
  Food and Agriculture -- 3.86%
    CPC International, Inc.                                57,000       3,911,625
    Sysco Corp.                                           113,000       3,672,500
                                                                     ------------
                                                                        7,584,125
                                                                     ------------
  Insurance -- 4.84%
    AFLAC, Inc.                                           100,000       4,337,500
    American International Group, Inc.                     56,000       5,180,000
                                                                     ------------
                                                                        9,517,500
                                                                     ------------
  Media -- 2.20%
    Donnelley (R.R.) & Sons Co.                           110,000       4,331,250
                                                                     ------------

  Miscellaneous and Conglomerates -- 2.37%
    Duracell International, Inc.                           90,000       4,657,500
                                                                     ------------

  Non-Durables and Entertainment -- 6.05%
    Cracker Barrel Old Country Store, Inc.                250,000       4,312,500
    CUC International, Inc *.                              73,650       2,513,306
    Service Corp. International                           115,000       5,060,000
                                                                     ------------
                                                                       11,885,806
                                                                     ------------
  Producer Goods -- 3.57%
    Illinois Tool Works, Inc.                              76,000       4,484,000
    Stewart & Stevenson Services, Inc.                    100,000       2,525,000
                                                                     ------------
                                                                        7,009,000
                                                                     ------------
  Retail -- 8.95%
    Albertsons, Inc.                                      132,000       4,339,500
    Home Depot, Inc.                                      135,000       6,463,125
    Toys R Us *                                           130,000       2,827,500
    Walgreen Co.                                          132,000       3,943,500
                                                                     ------------
                                                                       17,573,625
                                                                     ------------
  Telephone -- 4.77%
    AirTouch Communications, Inc. *                       170,000       4,802,500
    MCI Communications Corp.                              175,000       4,571,875
                                                                     ------------
                                                                        9,374,375
                                                                     ------------
  Tobacco -- 1.87%
    UST, Inc.                                             110,000       3,671,250
                                                                     ------------

  Travel and Recreation -- 6.49%
    Carnival Corp. Class A                                180,000       4,387,500
    Disney (Walt) Co.                                      80,000       4,720,000
    Gaylord Entertainment Co. Class A                     131,000       3,635,250
                                                                     ------------
                                                                       12,742,750
                                                                     ------------
TOTAL COMMON STOCKS                                                   191,503,381
                                                                     ------------
  (Cost $159,055,136)

TOTAL INVESTMENTS                                                    $196,462,000
                                                                     ============
  (Cost $164,013,755)

* Non-income producing security

                               THE WOODWARD FUNDS
                                 BALANCED FUND
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1995


                     Description                        Face Amount    Market Value
                     -----------                        -----------    ------------
TEMPORARY CASH INVESTMENT -- 11.13%
  Salomon Brothers, Revolving Repurchase Agreement,
    5.93%, 1/2/96 (secured by various U.S. Treasury
    Strips with maturities ranging from 2/15/96
    through 11/15/05, and U.S. Treasury Notes, 5.50%,
    11/15/98, all held at Chemical Bank)                $10,363,688    $10,363,688
                                                                       -----------
  (Cost $10,363,688)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 33.62%
  U.S. Treasury Securities -- 15.64%
    Principal Strips from U.S. Treasury Securities
      due:
      8/15/98                                               500,000        436,475
      5/15/18                                               600,000        149,664
      11/15/18                                              600,000        145,734
      8/15/20                                             4,765,000      1,037,245
    Strips from U.S. Treasury Securities due:
      5/15/98                                               200,000        176,984
      2/15/99                                               100,000         84,995
      2/15/11                                               600,000        242,940
      5/15/11                                             1,083,000        431,077
      2/15/12                                               280,000        105,795
      8/15/12                                               750,000        273,848
      5/15/13                                               760,000        264,290
      2/15/14                                               200,000         66,210
    U.S. Treasury Bonds:
      12.750%, 11/15/10                                     395,000        601,632
      10.375%, 11/15/12                                     495,000        684,338
    U.S. Treasury Notes:
      7.375%, 5/15/96                                       350,000        352,681
      7.250%, 11/15/96                                      200,000        203,312
      8.500%, 4/15/97                                       165,000        171,626
      8.625%, 8/15/97                                       850,000        894,625
      8.750%, 10/15/97                                      200,000        211,968
      8.875%, 11/15/97                                      800,000        851,496
      7.875%, 1/15/98                                     2,400,000      2,521,872
      7.875%, 4/15/98                                     3,870,000      4,086,488
      5.375%, 5/31/98                                       350,000        351,148
      6.875%, 7/31/99                                       200,000        210,000
                                                                       -----------
  (Cost $13,572,976)                                                    14,556,443
                                                                       -----------
  Agency Obligations -- 17.98%
    Federal Home Loan Mortgage Corp. Participation
      Ctf.
       #555238, 12.000%, 7/1/19                             177,465        198,989
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class
      Mortgage Participation Ctfs.:
        Series 22 Class C, 9.500%, 4/15/20                  138,110        156,469
        Series 11 Class D, 9.500%,7/15/19                   200,000        222,572
        Series 99 Class Z, 9.500%, 1/15/21                  109,086        117,377
        Series 1051 Class D, 7.000%, 11/15/19               194,946        197,330
        Series 1065 Class J, 9.000%, 4/15/21                100,000        108,781
        Series 1084 Class F, AR, 5/15/21                    250,000        254,990
        Series 1084 Class S, IF, 5/15/21                    175,000        227,500
        Series 1144 Class KB, 8.500%, 9/15/21               250,000        264,635
        Series 1295 Class JB, 4.500%, 3/15/07               300,000        271,701
        Series 1297 Class H, 7.500%, 1/15/20                130,723        133,925
        Series 1360 Class PK, 10.000%, 12/15/20             150,000        172,192
        Series 1370 Class F, 6.750%, 3/15/19                260,000        262,743
        Series 1378 Class H, 10.000%, 1/15/21               100,000        115,208
        Series 1378 Class JZ, 7.500%, 11/15/21              253,428        257,659
        Series 1456 Class G, 6.500%,12/15/18                300,000        300,315
        Series 1465 Class SA, IF, 2/15/08                 1,584,527         78,228
        Series 1483 Class E, 6.500%, 2/15/20                367,500        367,283
        Series 1489 Class L, 5.500%, 4/15/08                208,713        203,631
        Series 1491 Class F, 5.000%, 8/15/19                400,000        375,472
        Series 1508 Class KB, IO, IF, 5/15/23               709,793         45,689
        Series 1531 Class K, 6.000%, 4/15/08                346,816        336,404
        Series 1554 Class KA, PO, 8/15/08                    84,308         66,971
        Series 1583 Class NS, IF, 9/15/23                   115,888         85,757
        Series 1585 Class NB, IF, 9/15/23                   144,996        117,446
        Series 1586 Class A, 6.000%, 9/15/08                167,962        161,611
        Series 1595 Class S, IO, IF, 10/15/13             1,582,125         64,266
        Series 1604 Class SE, IF, 11/15/08                  187,033        149,626
        Series 1606 Class LD, IF, 5/15/08                   393,649        295,358
        Series 1681 Class K, 7.000%, 8/15/23                446,020        436,243
        Series 1686 Class A, 5.000%, 2/15/24                 92,449         82,440
        Series 1689 Class SD, IF, 10/15/23                  100,000         89,000
        Series 1706 Class LA, 7.000%, 3/15/24               425,008        416,402
        Series 1757-A, Class A, 9.500%, 5/15/23             176,610        187,868
        Series 1796-A, Class S, IF, 2/15/09                 100,000         75,500
    Federal Housing Administration Merrill Lynch
      Project Pool 170 Pass thru Ctf., 7.430%, 8/1/20       228,368        235,931
    Federal National Mortgage Assn. Pass Thru
      Securities Pool #116612, AR, 3/1/19                   120,860        125,058
    Federal National Mortgage Assn. Pass Thru
      Securities Guaranteed Remic Trust:
        1989 Class 34-D, 9.850%, 7/25/13                    100,480        101,805
        1989 Class 69-G, 7.600%, 10/25/19                   800,000        825,385
        1989 Class 78-H, 9.400%, 11/25/19                   250,000        278,605
        1990 Class 1-D, 8.800%, 1/25/20                     150,000        159,384
        1990 Class 140-K, HB, 652.1454%, 12/25/20             1,859         34,111
        1990 Class 143-J, 8.750%, 12/25/20                  125,000        134,010
        1991 Class 144-PZ, 8.500%, 6/25/21                  213,482        225,832
        1991 Class 161-H, 7.500%, 2/25/21                   195,157        198,564
        1992 Class 204-B, 6.000%, 10/25/20                  250,000        241,885
        1993 Class 13-G, 6.000%, 6/25/20                    200,000        196,274
        1993 Class 15-K, 7.000%, 02/25/08                   198,103        197,104
        1993 Class 19-G, 5.000%, 5/25/19                    250,000        237,095
        1993 Class 32-K, 6.000%, 3/25/23                    398,757        383,429
        1993 Class 38-S, IO, IF, 11/25/22                 1,167,204         32,098
        1993 Class 44-S, IO, IF, 4/25/23                    440,206         19,395
        1993 Class 58-J, 5.500%, 4/25/23                    172,150        160,876
        1993 Class 94-K, 6.750%, 5/25/23                    129,919        127,147
        1993 Class 139-SG, IF, 8/25/23                      242,431        187,959
        1993 Class 155-LA, 6.500%, 5/25/23                  347,178        342,498
        1993 Class 155-SB, IO, IF, 9/25/23                  855,151         46,495
        1993 Class 190-SE, IF, 10/25/08                      49,847         38,740
        1993 Class 207-SC, IF, 11/25/23                     286,295        208,995
        1993 Class 209-KB, 5.659%, 8/25/08                  186,995        178,470
        1993 Class 214-L, 6.000%, 12/25/08                  167,752        165,801
        1993 Class 220-SD, IF, 11/25/13                      49,707         38,631
        1993 Class 223-FB, AR, 12/25/23                     371,360        365,790
        1993 Class 223-SB, IF, 12/25/23                     165,265        132,212
        1994 Class 8-G, PO, 11/25/23                        259,594        188,206
        1994 Class 19-C, 5.000%, 1/25/24                    341,483        315,697
        1994 Class 30-LA, 6.500%, 2/25/09                    84,934         83,897
        1994 Class 36-SE, IF, 11/25/23                      136,624        109,299
        1994 Class 39-F, AR, 3/25/24                        226,630        225,071
        1994 Class 39-S, IF, 3/25/24                         87,166         77,413
        1994 Class 53-CA, PO, 11/25/23                      460,000        318,550
        1994 Class 59-PK, 6.000%, 3/25/24                   176,633        171,714
        1994 Class 82-SA, IO, 5/25/23                     1,931,538         51,900
        1995 Class 13-B, 6.500%, 3/25/09                    576,322        563,533
        1992-G Class 15-Z, 7.000%, 1/25/22                  196,015        190,649
        1992-G Class 42-Z, 7.000%, 7/25/22                  633,918        624,341
        1992-G Class 59-C, 6.000%, 12/25/21                 200,000        194,128
        1993-G Class 19-K, 6.500%, 6/25/19                  254,799        250,365
        1994-G Class 13-ZB, 7.000%, 11/17/24                107,229        102,640
    Government National Mortgage Assn. Pass Thru
      Securities
      Guaranteed Remic Trust:
        1994 Class 4-SA, IO, IF, 10/16/22                   600,000         38,250
    Government National Mortgage Assn. Pass Thru:
      Pool #297628, 8.000%, 9/15/22                         190,467        198,974
      Pool #313110, 7.500%, 11/15/22                        499,859        515,218
                                                                       -----------
  (Cost $15,517,459)                                                    16,737,005
                                                                       -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                            31,293,448
                                                                       -----------
  (Cost $29,090,435)

CORPORATE BONDS AND NOTES -- 1.95%
  Finance -- 1.12%
    Associates Corp. of North America:
      9.125%, 4/1/00                                         85,000         95,937
      8.150%, 8/1/09                                        200,000        227,996
    Ford Credit Grantor Trust Asset Backed Ctf.
      Series 1994-A, Class A, 6.350%, 5/15/99               272,012        274,846
    Merrill Lynch Trust 43 E CMO, Series 43-E,
      6.500%, 8/27/15                                       200,000        198,998
    Nationsbank Auto Grantor Trust Asset Backed Ctf.
      Series 1995-A, Class A, 5.850%, 6/15/02                96,427         96,983
    Standard Credit Card Master Trust Asset Backed
      Ctf. Series 1995-5, Class A, AR, 5/8/00               150,000        150,046
                                                                       -----------
  (Cost $1,000,850)                                                      1,044,806
                                                                       -----------

 Industrial -- 0.42%
    Boeing Co., 7.950%, 8/15/24                            110,000         129,493
    Proctor & Gamble Co., 8.000%, 10/26/96                 220,000         262,544
                                                                       -----------
  (Cost $360,295)                                                          392,037
                                                                       -----------
  Public Utility -- 0.41%
    New England Telephone & Telegraph Co., 7.875%,
11/15/29                                                   250,000         294,213
    Nippon Telegraph & Telephone Corp., 9.500%,
7/27/98                                                     80,000          87,370
                                                                       -----------
  (Cost $351,127)                                                          381,583
                                                                       -----------
TOTAL CORPORATE BONDS AND NOTES                                          1,818,426
                                                                       -----------
  (Cost $1,712,272)

CONVERTIBLE BONDS -- 0.52%
  Chubb Capital Corp., 6.00%, 5/15/98                      121,000         136,730
  Consolidated Natural Gas Co., 7.25%, 12/15/15             98,100         101,779
  Price Co., 6.75%, 3/1/01                                 112,000         113,820
  Unifi, Inc., 6.00%, 3/15/02                              130,000         130,975
                                                                       -----------
  (Cost $473,776)                                                          483,304
                                                                       -----------
                                                          Shares
                                                          ------
COMMON STOCKS -- 52.78%
  Aerospace -- 1.06%
    Boeing Co.                                              12,600         987,525
                                                                       -----------
  Air Transport -- 0.15%
    Air Express International Corp.                          6,225         143,175
                                                                       -----------
  Apparel -- .90%
    Nine West Group, Inc. *                                  2,950         110,625
    Reebok International Ltd.                                2,780          78,535
    Russell Corp.                                           20,000         555,000
    Unifi Inc.                                               1,640          36,285
    V.F. Corp.                                               1,050          55,388
                                                                       -----------
                                                                           835,833
                                                                       -----------
  Banks -- 2.58%
    Banc One Corp.                                           3,100         117,025
    Bancorp Hawaii, Inc.                                     3,390         121,616
    Barnett Banks, Inc.                                     10,800         637,200
    Charter One Financial Inc.                               5,200         159,250
    Commerce Bancshares, Inc.                                1,975          75,530
    First Union Corp.                                        2,200         122,375
    Fleet Financial Group, Inc.                             20,900         851,675
    Norwest Corp.                                            4,000         132,000
    TCF Financial Corp.                                      5,600         185,500
                                                                       -----------
                                                                         2,402,171
                                                                       -----------
  Business Machines -- 1.01%
    Autodesk, Inc.                                          12,370         423,673
    Diebold, Inc.                                            2,613         144,695
    InterVoice, Inc. *                                       2,500          47,500
    Komag, Inc. *                                            2,700         124,538
    Microsoft Corp. *                                        1,100          96,525
    Xilinx, Inc. *                                           3,350         102,174
                                                                       -----------
                                                                           939,105
                                                                       -----------
  Business Services -- 3.94%
    American Management System, Inc. *                       4,500         135,000
    Angelica Corp.                                           2,600          53,300
    Automatic Data Processing, Inc.                          1,800         133,650
    CDI Corp. *                                              2,900          52,200
    Deluxe Corp.                                            19,400         562,600
    DST Systems, Inc. *                                      1,600          45,600
    Dun & Bradstreet Corp.                                  10,300         666,925
    G & K Services, Inc. Class A                             3,400          86,700
    Harland (John H.) Co.                                    5,360         111,890
    Interpublic Group of Companies, Inc.                    12,600         546,525
    National Service Industries, Inc.                        4,120         133,385
    Omnicom Group, Inc.                                      3,380         125,905
    SunGard Data Systems, Inc. *                             4,500         128,250
    WMX Technologies, Inc.                                  23,500         702,063
    Zilog, Inc. *                                            5,000         183,125
                                                                       -----------
                                                                         3,667,118
                                                                       -----------
  Chemicals -- 2.64%
    Dow Chemical Co.                                         8,500         598,188
    Great Lakes Chemical Corp.                              13,600         979,200
    NCH Corp.                                                2,140         123,585
    RPM, Inc.                                                8,265         136,372
    Sigma-Aldrich Corp.                                     12,500         618,750
                                                                       -----------
                                                                         2,456,095
                                                                       -----------
  Construction -- 3.00%
    Crane Co.                                                5,604         206,648
    Fluor Corp.                                              2,100         138,600
    Masco Corp.                                             20,900         655,737
    Stanley Works                                           13,500         695,250

    York International Corp.                                23,300       1,095,100
                                                                       -----------
                                                                         2,791,335
                                                                       -----------
  Consumer Durables -- 1.43%
    Durakon Industries, Inc. *                               4,508          56,350
    Hillenbrand Industries, Inc.                             1,970          66,734
    Invacare Corp.                                           1,700          42,925
    Leggett & Platt, Inc.                                    3,840          93,120
    National Presto Industries, Inc.                         1,710          67,973
    Newell Co.                                               4,300         111,263
    Rubbermaid, Inc.                                        30,700         782,850
    Thiokol Corp.                                            3,110         105,350
                                                                       -----------
                                                                         1,326,565
                                                                       -----------
  Containers -- 0.65%
    AptarGroup, Inc.                                         4,600         171,925
    Crown Cork & Seal Co., Inc. *                           10,400         434,200
                                                                       -----------
                                                                           606,125
                                                                       -----------
  Domestic Oil -- 0.27%
    Atlantic Richfield Co.                                     810          89,708
    MAPCO, Inc.                                              2,940         160,597
                                                                       -----------
                                                                           250,305
                                                                       -----------
  Drugs and Medicine -- 5.52%
    Abbott Laboratories                                     14,400         601,200
    Block Drug, Inc. Class A                                 1,000          34,750
    Bristol-Myers Squibb Co.                                10,790         926,591
    Community Health System                                  2,600          92,625
    Health Care & Retirement Corp. *                         2,594          90,790
    Johnson & Johnson                                        1,700         145,563
    Medtronic, Inc.                                          2,400         134,100
    Merck & Co., Inc.                                        9,700         637,775
    Pall Corp.                                               5,800         155,875
    Scherer (R.P.) Corp. *                                   2,286         112,300
    Schering-Plough Corp.                                   17,300         947,175
    Stryker Corp.                                              900          47,250
    Sybron International Corp. *                             5,400         128,250
    United Healthcare Corp.                                  2,400         157,200
    U.S. HealthCare, Inc.                                   17,600         818,400
    Vivra, Inc. *                                            4,500         113,062
                                                                       -----------
                                                                         5,142,906
                                                                       -----------
  Electronics -- 2.28%
    Allen Group, Inc.                                        5,393         120,668
    Belden, Inc.                                             7,500         193,125
    Dynatech Corp. *                                         8,000         136,000
    General Motors Corp. Class E                            20,400       1,060,800
    Hewlett Packard Co.                                      1,500         125,625
    Holophane Corp. *                                        5,100         110,925
    Intel Corp.                                              1,600          90,800
    MEMC Electronic Materials *                              2,500          81,563
    Molex, Inc. Class A Non-Voting                           3,550         108,719
    3COM Corp. *                                               952          44,387
    Vishay Intertechnology, Inc. *                           1,700          53,550
                                                                       -----------
                                                                         2,126,162
                                                                       -----------
  Energy and Utilities -- 1.62%
    American Water Works Co., Inc.                           1,800          69,975
    Enron Corp.                                              1,500          57,188
    Entergy Corp.                                           10,200         298,350
    Equitable Resources, Inc.                                2,770          86,563
    MCN Corp.                                               36,300         843,974
    Sierra Pacific Resources                                 6,320         147,730
                                                                       -----------
                                                                         1,503,780
                                                                       -----------
  Energy Raw Materials -- 2.27%
    Apache Corp.                                             5,076         149,742
    Ashland Coal, Inc.                                       2,810          60,064
    Burlington Resources, Inc.                              13,300         522,025
    Schlumberger Ltd.                                       16,500       1,142,625
    Southwestern Energy Co.                                  8,476         108,069
    Western Atlas, Inc. *                                    2,500         126,250
                                                                       -----------
                                                                         2,108,775
                                                                       -----------
  Food and Agriculture -- 1.71%
    ConAgra, Inc.                                           11,300         466,125
    CPC International, Inc.                                  1,500         102,938
    Sysco Corp.                                             28,300         919,750
    Universal Foods Corp.                                    2,549         102,278
                                                                       -----------
                                                                         1,591,091
                                                                       -----------
  Insurance -- 3.97%
    AFLAC, Inc.                                              1,400          60,725
    Allmerica Property & Casualty Co.                        2,800          75,600
    AMBAC, Inc.                                              2,050          96,094
    American International Group, Inc.                       9,400         869,500
    Chubb Corp.                                             10,200         986,850
    Citizens Corp.                                           6,548         121,957
    Financial Security Assurance Holdings                    2,440          60,695
    First Colony Corp.                                      30,200         766,325
    Home Beneficial Corp. Class B                            5,350         128,400
    Marsh & McLennan Companies, Inc.                           740          65,675
    Mid Ocean Ltd.                                           1,570          58,286
    Old Republic International Corp.                         4,880         173,240
    SAFECO Corp.                                             2,020          69,690
    Transatlantic Holdings, Inc.                             2,254         165,387
                                                                       -----------
                                                                         3,698,424
                                                                       -----------
  International Oil -- 0.73%
    Amoco Corp.                                              1,340          96,313
    Royal Dutch Petroleum Co., N.Y. Registry                 3,400         479,825
    Texaco, Inc.                                             1,350         105,975
                                                                       -----------
                                                                           682,113
                                                                       -----------

  Liquor -- 0.87%
    Anheuser Busch Companies, Inc.                          12,120         810,525
                                                                       -----------
  Media -- 2.04%
    Banta Corp.                                              3,290         144,760
    Donnelley (R.R.) & Sons Co.                              2,200          86,625
    Gannett Co., Inc.                                       14,790         907,736
    Washington Post Co. Class B                              2,700         761,400
                                                                       -----------
                                                                         1,900,521
                                                                       -----------
  Miscellaneous and Conglomerates -- 1.24%
    Arctco, Inc.                                             4,983          64,779
    Culligan Water Technologies, Inc. *                      3,700          89,725
    DENTSPLY International, Inc.                             3,700         148,000
    Department 56, Inc. *                                    1,200          46,050
    Duracell International, Inc.                             2,200         113,850
    Greenfield Industries, Inc.                              5,700         178,125
    Health Management Associates, Inc. Class A *             4,862         127,020
    Littlefuse, Inc. *                                       3,500         128,625
    Minerals Technologies, Inc.                              3,085         112,602
    Wolverine Tube, Inc. *                                   4,000         150,000
                                                                       -----------
                                                                         1,158,776
                                                                       -----------
  Miscellaneous Finance -- 1.68%
    A.G. Edwards, Inc.                                       5,755         137,401
    CMAC Investment Corp.                                    2,300         101,200
    Executive Risk, Inc.                                     5,200         150,800
    Federal National Mortgage Association                    1,640         203,565
    FINOVA Group, Inc.                                       5,535         267,064
    Fund American Enterprises Holdings, Inc.                 2,310         172,095
    Idex Corp.                                               2,472         101,332
    PMI Group, Inc.                                          3,200         144,800
    Prudential Reinsurance Holding                           6,000         140,250
    Salomon, Inc.                                            1,610          57,154
    Scotsman Industries, Inc.                                4,900          86,362
                                                                       -----------
                                                                         1,562,023
                                                                       -----------
  Motor Vehicles -- 1.22%
    Excel Industries, Inc.                                   7,035          98,490
    Ford Motor Co.                                           1,861          53,969
    General Motors Corp.                                    11,700         618,638
    Harley-Davidson, Inc.                                    6,926         199,123
    Myers Industries, Inc.                                   4,520          74,014
    Superior Industries International                        3,338          88,040
                                                                       -----------
                                                                         1,132,274
                                                                       -----------
  Non-Durables and Entertainment -- 1.12%
    Cracker Barrel Old Country Store, Inc.                  32,000         552,000
    CUC International, Inc.                                  2,250          76,781
    Hasbro, Inc.                                             3,920         121,520
    Lancaster Colony Corp.                                   3,764         140,209
    Luby's Cafeterias, Inc.                                    820          18,245
    Sbarro, Inc.                                             2,280          49,020
    Service Corp. International                              2,000          88,000
                                                                       -----------
                                                                         1,045,775
                                                                       -----------
  Non-Ferrous Metals -- 0.08%
    DT Industries, Inc.                                      5,200          70,200
                                                                       -----------
  Producer Goods -- 2.52%
    General Electric Co.                                     9,500         684,000
    Hubbell, Inc. Class B                                    3,351         220,328
    Illinois Tool Works, Inc.                                2,100         123,900
    Juno Lighting, Inc.                                      7,239         115,824
    Stewart & Stevenson Services, Inc.                      33,400         843,350
    Teleflex, Inc.                                           1,590          65,190
    Trimas Corp.                                             6,235         117,686
    Watts Industries, Inc. Class A                           7,398         172,003
                                                                       -----------
                                                                         2,342,281
                                                                       -----------
  Railroads and Shipping -- 0.19%
    Alexander & Baldwin, Inc.                                5,470         125,810
    Norfolk Southern Corp.                                     690          54,769
                                                                       -----------
                                                                           180,579
                                                                       -----------
  Retail -- 1.70%
    Albertsons, Inc.                                         3,200         105,200
    Cato Corp. Class A                                      14,518         112,515
    Home Depot, Inc.                                         2,500         119,688
    Kohls Corp. *                                            1,732          90,930
    May Department Stores Co.                                3,380         142,805
    Melville Corp.                                           4,360         134,070
    Mercantile Stores Inc.                                   1,200          55,500
    Stanhome, Inc. Voting                                    3,510         102,229
    Talbots, Inc.                                            1,949          56,034
    Toys R Us *                                             24,900         541,575
    Walgreen Co.                                             4,200         125,474
                                                                       -----------
                                                                         1,586,020
                                                                       -----------
  Soaps and Cosmetics -- 0.12%
    Unilever N. V.                                             810         114,007
                                                                       -----------
  Telephone -- 2.64%
    AT&T Corp.                                              9,000          582,750
    AirTouch Communications, Inc. *                         3,300           93,225
    Century Telephone Enterprises, Inc.                    21,500          682,625
    MCI Communications Corp.                               42,000        1,097,250
                                                                       -----------
                                                                         2,455,850
                                                                       -----------
  Tires and Rubber Goods -- 0.06%
    Bandag, Inc. Class A                                    1,050           55,650
                                                                       -----------
  Tobacco -- 0.38%
    Loews Corp.                                             1,700          133,238
    Philip Morris Companies, Inc.                           1,130          102,265
    UST, Inc.                                               3,500          116,812
                                                                       -----------
                                                                           352,315
                                                                       -----------
  Travel and Recreation -- 0.49%
    Callaway Golf Co.                                       5,600          126,700
    Carnival Corp. Class A                                  5,000          121,875
    Disney (Walt) Co.                                       1,600           94,400
    Gaylord Entertainment Co. Class A                       4,130          114,608
                                                                       -----------
                                                                           457,583
                                                                       -----------
  Trucking and Freight -- 0.70%
    Ryder System, Inc.                                     26,300          650,924
                                                                       -----------
TOTAL COMMON STOCKS                                                     49,133,906
                                                                       -----------
  (Cost $41,977,085)

TOTAL INVESTMENTS                                                      $93,092,772
                                                                       ===========
  (Cost $83,617,256)

* Non-income producing security.

                               THE WOODWARD FUNDS
                                 BALANCED FUND
                      PORTFOLIO OF INVESTMENTS (Continued)

                       Notes to Portfolio of Investments

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

Adjustable Rate (AR)

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

                               THE WOODWARD FUNDS
                                  EQUITY FUNDS
                         NOTES TO FINANCIAL STATEMENTS

(1)    Organization and Commencement of Operations

      The Woodward Funds (Woodward) was organized as a Massachusetts business trust on April 21, 1987, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of December 31, 1995, Woodward consisted of seventeen separate series. The five Equity Funds (Equity Funds) included in these financial statements are described below.

         Woodward Growth/Value Fund
         Woodward Opportunity Fund
         Woodward Intrinsic Value Fund
         Woodward Capital Growth Fund
         Woodward Balanced Fund

      The Growth/Value, Opportunity and Intrinsic Value Funds commenced operations on June 1, 1991, the Balanced Fund commenced operations on January 1, 1994, and the Capital Growth Fund commenced operations on July 2, 1994.

      The remaining two Woodward Equity Funds, the Equity Index and International Equity Funds, are each included on separate stand alone financial statements.

(2)    Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Equity Funds in preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

      The Equity Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes. Securities for which market prices or dealer quotes are not readily available are valued by the investment advisor, NBD Bank (NBD) in accordance with procedures approved by the Board of Trustees.

      Investment security purchases and sales are accounted for on the day after trade date.

      Woodward invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve open market desk will do business. NBD, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Woodward's investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by NBD to assure its value remains at least equal to 102% of the repurchase agreement amount; and
3) funds are not disbursed by Woodward or its agent unless collateral is presented or acknowledged by the collateral custodian.

   Investment Income

      Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code. Premiums and discounts on mortgage-backed securities are amortized/accreted using the effective interest rate method. As prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

   Federal Income Taxes

      It is Woodward's policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

      Net realized gains differ for financial statement and tax purposes primarily because of the recognition of wash sale transactions and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Certain book-to-tax timing differences for the funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

   Shareholder Dividends

      Dividends from net investment income are declared and paid quarterly by the Equity Funds. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code.

   Deferred Organization Costs

      Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of each series.

   Expenses

      Expenses are charged daily as a percentage of the respective Fund's net assets. Woodward monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Woodward or a change in expectations as to the level of actual expenses.

(3)    Transactions with Affiliates

      First of Michigan Corporation (FoM) and Essex National Securities, Inc. (Essex) act as sponsors and co-distributors of Woodward's shares. Pursuant to their Distribution Agreement with Woodward, FoM is entitled to receive a fee at the annual rate of .005% of the Equity Funds' average net assets and Essex is entitled to receive a fee at the annual rate of .10% of the aggregate average net assets of Woodward's investment portfolios attributable to investments by clients of Essex.

      NBD is the investment advisor pursuant to the Advisory Agreement. For its advisory services to Woodward, NBD is entitled to a fee, computed daily and payable monthly. Under the Advisory Agreement, NBD also provides Woodward with certain administrative services, such as maintaining Woodward's general ledger and assisting in the preparation of various regulatory reports. NBD receives no additional compensation for such services.

      A reorganization of Woodward and The Prairie Funds is being considered by the Board of Trustees of both funds. In connection with the proposed reorganization, the Board of Trustees of Woodward and the Board of Trustees of Prairie must approve certain reorganization agreements. The transaction is intended to be effected as a tax-free reorganization under the Internal Revenue Code, so that none of the Funds' shareholders will recognize taxable gains or losses as a result of the reorganization. A proxy statement/prospectus describing the reorganization and the reasons therefore will be sent to shareholders.

      NBD, FoM, and Essex have agreed that they may waive their fees in whole or in part; and, if in part, may specify the particular fund to which such waiver relates as may be required to satisfy any expense limitation imposed by state securities laws or other applicable laws. At present, no restrictive expense limitation is imposed on Woodward. Restrictive limitations could be imposed as a result of changes in current state laws and regulations in those states where Woodward has qualified its shares, or by a decision of the Trustees to qualify the shares in other states having restrictive expense limitations. For the period ended December 31, 1995, NBD reimbursed the Capital Growth Fund and Balanced Fund for certain expenses in the amounts of $58,424 and $136,954, respectively.

      NBD is also compensated for its services as Woodward's Custodian, Transfer Agent and Dividend Disbursing Agent, and is reimbursed for certain out of pocket expenses incurred on behalf of Woodward.

      On March 10, 1994, Woodward adopted The Woodward Funds Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows an individual Trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

      See Note 5 for a summary of fee rates and expenses pursuant to these agreements.

(4)    Investment Securities Transactions

      Information with respect to investment securities and security transactions based on the aggregate cost of investments for federal income tax purposes, excluding short-term securities, is as follows:

                          Growth/Value    Opportunity   Intrinsic Value
                              Fund           Fund             Fund
                          ------------   ------------   ---------------
Gross Unrealized Gains    $151,285,779   $121,714,875    $ 32,487,357
Gross Unrealized Losses    (11,595,221)   (23,828,874)     (5,683,919)
                          ------------   ------------    ------------
                          $139,690,558   $ 97,886,001    $ 26,803,438
                          ============   ============    ============
Federal Income Tax Cost   $598,326,613   $545,136,639    $231,447,596
Purchases                 $226,974,931   $334,152,727    $100,553,869
Sales, at value           $164,369,937   $305,957,872    $104,699,734

                          Capital Growth     Balanced
                               Fund            Fund
                          -------------      --------
Gross Unrealized Gains     $ 36,159,065    $10,960,819
Gross Unrealized Losses      (3,710,820)    (1,616,652)
                           ------------    -----------
                           $ 32,448,245    $ 9,344,167
                           ============    ===========
Federal Income Tax Cost    $164,013,755    $83,748,605
Purchases                  $ 94,109,852    $38,447,984
Sales, at value            $  9,347,828    $20,747,860

(5)   Expenses

      Following is a summary of total expense rates charged, advisory fee rates payable to NBD, and amounts paid to NBD, FoM, and Essex pursuant to the agreements described in Note 3 for the year ended December 31, 1995. The rates shown are stated as a percentage of each fund's average net assets.

                                               Growth/Value    Opportunity    Intrinsic Value
               Effective Date                      Fund            Fund            Fund
               --------------                  ------------    -----------    --------------
Expense Rates:
  January 1                                           0.84%          0.90%           0.91%
  August 9                                            0.83%          0.88%           0.90%
  November 9                                          0.83%          0.86%           0.90%
NBD Advisory Fee:
  January 1                                           0.75%          0.75%           0.75%
Amounts Paid:
  Advisory Fee to NBD                           $4,951,664     $4,490,930      $1,817,833
  Distribution Fees to FoM & Essex              $   67,240     $   80,463      $   24,640
  Other Fees & Out of Pocket Expenses to NBD    $  183,590     $  247,535      $   85,169

                                     Capital Growth    Balanced
          Effective Date                  Fund           Fund
          --------------             --------------    --------
Expense Rates:
  January 1                                  0.85%         0.87%
  March 21                                   0.85%         0.90%
  August 9                                   0.85%         0.90%
  November 9                                 0.87%         0.92%
NBD Advisory Fee:
  January 1                                  0.75%         0.75%
Amounts Paid:
  Advisory Fee to NBD                  $1,064,273     $ 570,525
  Distribution Fees to FoM & Essex     $    9,455     $  11,148
  Other Fees & Out of Pocket
    Expenses to NBD                    $   44,622     $  93,196
  Expense Reimbursements by NBD        $  (58,424)    $(136,954)

                               THE WOODWARD FUNDS
                                  EQUITY FUNDS
                              FINANCIAL HIGHLIGHTS

      The Financial Highlights present a per share analysis of how the Equity Funds' net asset values have changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These financial highlights have been derived from the financial statements of the Equity Funds and other information for the periods presented.

                                                                          Growth/Value Fund
                                            Year Ended      Year Ended        Year Ended        Year Ended         Period Ended
                                          Dec. 31, 1995    Dec. 31, 1994    Dec. 31, 1993      Dec. 31, 1992       Dec. 31, 1991
                                          -------------    -------------    -------------      -------------       -------------
Net asset value, beginning of period     $      10.67    $      11.16     $      10.51      $       9.86        $      10.00
Income from investment operations:
  Net investment income                           0.21            0.23             0.20              0.22                0.14
  Net realized and unrealized
    gains (losses) on investments                 2.76           (0.17)            1.24              0.75               (0.14)
                                          ------------    ------------     ------------      ------------        ------------
Total from investment operations                  2.97            0.06            1.44               0.97                  --
                                          ------------    ------------     ------------      ------------        ------------
Less distributions:
  From net investment income                     (0.22)          (0.21)          (0.20)             (0.22)              (0.14)
  From realized gains                            (0.26)          (0.30)          (0.59)             (0.10)                 --
  In excess of realized gains                       --           (0.01)             --                 --                  --
  Tax return of capital                             --           (0.03)             --                 --                  --
                                          ------------    ------------     ------------      ------------        ------------
Total distributions                              (0.48)          (0.55)          (0.79)             (0.32)              (0.14)
                                          ------------    ------------     ------------      ------------        ------------
Net asset value, end of period            $      13.16    $      10.67    $      11.16       $      10.51        $       9.86
                                          ============    ============    ============       ============        ============
Total Return (b)                                 28.04%           0.55%          13.79%              9.87%               0.17%(a)
Ratios/Supplemental Data
Net assets, end of period                  $737,167,067   $571,370,711    $429,635,045       $287,344,809        $238,085,630
Ratio of expenses to average net assets            0.84%          0.84%           0.83%              0.83%               0.85%(a)
Ratio of net investment income to
  average net assets                               1.73%          2.07%           1.84%             2.20%               2.56%(a)
Portfolio turnover rate                           26.80%         28.04%          42.31%            16.28%               0.94%

                See accompanying notes to financial statements.

                                                                             Opportunity Fund
                                              -----------------------------------------------------------------------------
                                                Year Ended      Year Ended      Year Ended      Year Ended     Period Ended
                                              Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1992   Dec. 31, 1991
                                              -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period           $      13.34    $      14.49    $      12.37    $      10.40    $      10.00
Income from investment operations:
  Net investment income                                0.06            0.07            0.10            0.11            0.09
  Net realized and unrealized gains
  losses) on investments                               2.57           (0.54)           2.87            2.43            0.43
                                               ------------    ------------    ------------    ------------    ------------
Total from investment operations                       2.63           (0.47)           2.97            2.54            0.52
                                               ------------    ------------    ------------    ------------    ------------
Less distributions:
  From net investment income                          (0.06)          (0.07)          (0.10)          (0.11)          (0.09)
  From realized gains                                 (0.76)          (0.49)          (0.75)          (0.46)          (0.03)
  In excess of realized gains                            --           (0.02)             --              --              --
  Tax return of capital                                  --           (0.10)             --              --              --
                                               ------------    ------------    ------------    ------------    ------------
Total distributions                                   (0.82)          (0.68)          (0.85)          (0.57)          (0.12)
                                               ------------    ------------    ------------    ------------    ------------
Net asset value, end of period                 $      15.15    $      13.34    $      14.49    $      12.37    $      10.40
                                               ============    ============    ============    ============    ============
Total Return (b)                                      19.88%          (3.27%)         24.01%          24.56%           8.92%(a)
   Ratios/Supplemental Data
Net assets, end of period                      $650,952,268    $524,999,120    $365,664,513    $166,423,073    $108,046,450
Ratio of expenses to average net assets                0.89%           0.90%           0.86%           0.84%           0.84%(a)
Ratio of net investment income
  to average net assets                                0.37%           0.53%           0.71%           1.09%           1.56(a)
Portfolio turnover rate                               53.55%          37.51%          33.99%          34.44%           2.92%
Average commission rate                        $       0.04

                                                                            Intrinsic Value Fund
                                             -----------------------------------------------------------------------------
                                               Year Ended      Year Ended      Year Ended      Year Ended     Period Ended
                                             Dec. 31, 1995   Dec. 31, 1994   Dec. 31, 1993   Dec. 31, 1992   Dec. 31, 1991
                                             -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period          $      10.48    $      11.05    $      10.40    $       9.89    $     10.00
Income from investment operations:
  Net investment income                               0.29            0.31            0.29            0.29           0.17
  Net realized and unrealized gains
  (losses) on investments                             2.24           (0.38)           1.23            1.14          (0.02)
                                              ------------    ------------    ------------    ------------    ------------
Total from investment operations                      2.53           (0.07)           1.52            1.43           0.15
                                              ------------    ------------    ------------    ------------    ------------
Less distributions:
  From net investment income                         (0.30)          (0.30)          (0.28)          (0.28)         (0.17)
  From realized gains                                (0.82)          (0.20)          (0.59)          (0.64)         (0.09)
                                              ------------    ------------    ------------    ------------    ------------
Total distributions                                  (1.12)          (0.50)          (0.87)          (0.92)         (0.26)
                                              ------------    ------------    ------------    ------------    ------------
Net asset value, end of period                $      11.89    $      10.48    $      11.05    $      10.40    $      9.89
                                              ============    ============    ============    ============    ===========
Total Return (b)                                     24.38%          (0.60%)         14.71%                          2.70%(a)
Ratios/Supplemental Data
Net assets, end of period                     $255,884,859    $220,028,096    $192,555,183    $107,260,873    $77,450,163
Ratio of expenses to average net assets               0.91%           0.91%           0.86%           0.84           0.84%(a)
Ratio of net investment income
  to average net assets                               2.49%           2.92%           2.67%           2.78%          3.03%(a)
Portfolio turnover rate                              45.55%          58.62%          63.90%          48.52%          1.80%
Average commission rate                       $       0.03

                                                        Capital Growth Fund                  Balanced Fund
                                                   -----------------------------     -----------------------------
                                                     Year Ended     Period Ended       Year Ended      Year Ended
                                                    Dec. 31, 1995   Dec. 31, 1994     Dec. 31, 1995   Dec. 31, 1994
                                                    -------------   -------------     -------------   -------------
Net asset value, beginning of period                $      10.44    $     10.00       $      9.53     $     10.00
Income from investment operations:
  Net investment income                                     0.08           0.05              0.35            0.28
  Net realized and unrealized gains
    (losses) on investments                                 2.93           0.43              1.83           (0.48)
                                                    ------------    -----------       -----------     -----------
Total from investment operations                            3.01           0.48              2.18           (0.20)
                                                    ------------    -----------       -----------     -----------
Less distributions:
  From net investment income                               (0.08)         (0.04)            (0.35)          (0.27)
  From realized gains                                      (0.11)            --             (0.12)             --
                                                    ------------    -----------       -----------     -----------
Total distributions                                        (0.19)         (0.04)            (0.47)          (0.27)
                                                    ------------    -----------       -----------     -----------
Net asset value, end of period                      $      13.26    $     10.44       $     11.24     $      9.53
                                                    ============    ===========       ===========     ===========
Total Return (b)                                           28.90%          9.62%(a)         23.18%          (1.95)%
Ratios/Supplemental Data
Net assets, end of period                           $195,861,178    $81,269,604       $93,623,801     $54,167,192
Ratio of expenses to average net assets                     0.86%          0.85%(a)          0.91%           0.85%
Ratio of net investment income to
  average net assets                                        0.65%          1.25%(a)          3.40%           3.41%
Ratio of expenses to average net assets
  without fee  waivers/ reimbursed expenses                 0.90%          0.95%(a)          1.09%           1.56%
Ratio of net investment income to
  average net assets without fee waivers/
  reimbursed expenses                                        0.61%          1.15%(a)         3.22%           2.70%
Portfolio turnover rate                                      6.97%          3.29%           31.76%          37.49%
Average commission rate                             $        0.04                     $      0.05

(a) Annualized for periods less than one year for comparability purposes. Actual annual values may be less than or greater than those shown.
(b) Total returns as presented do not include any applicable sales load.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
   The Woodward Equity Funds:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Equity Funds of THE WOODWARD FUNDS (comprising, as indicated in Note 1, the Growth/Value, Opportunity, Intrinsic Value, Capital Growth and Balanced Funds) as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1995, by inspection and correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Equity Funds of The Woodward Funds as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995 in conformity with generally accepted accounting principles.

                              ARTHUR ANDERSEN LLP

Detroit, Michigan,
  February 19, 1996.

[ BACK COVER ]


Investment Adviser:
  NBD Bank
  Detroit, Michigan 48226
Sponsors and Co-Distributors:
  First of Michigan Corporation
  Detroit, Michigan 48243
  Essex National Securities, Inc.
  Napa, California 94558
Custodian and Transfer Agent:
  NBD Bank
  Troy, Michigan 48007-7058
Legal Counsel:
  Drinker Biddle & Reath
  Philadelphia, Pennsylvania 19107-3496                 [ WOODWARD FUNDS LOGO ]

-------------------------------------------------------------------------------
The Woodward Funds                                                ------------
P.O. Box 7058                                                       BULK RATE
Troy, MI 48007-7058                                                U.S. POSTAGE
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                                                                   Detroit, MI
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